Exhibit 10.14

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Master Manufacturing Services Agreement

August 21, 2014

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

TABLE OF CONTENTS

ARTICLE 1 STRUCTURE OF AGREEMENT AND INTERPRETATION		5
1.1.	Master Agreement	5
1.2.	Product Agreements	5
1.3.	Definitions	6
1.4.	Currency	12
1.5.	Sections and Headings	12
1.6.	Singular Terms	12
1.7.	Appendix 1, Schedules and Exhibits	12
ARTICLE 2 PATHEON’S MANUFACTURING SERVICES		13
2.1.	Manufacturing Services	13
2.2.	Active Material Yield	15
ARTICLE 3 CLIENT’S OBLIGATIONS		17
3.1.	Payment	17
3.2.	Active Materials and Qualification of Additional Sources of Supply	17
ARTICLE 4 CONVERSION FEES AND COMPONENT COSTS		18
4.1.	First Year Pricing	18
4.2.	Price Adjustments - Subsequent Years’ Pricing	18
4.3.	Price Adjustments — Current Year Pricing	20
4.4.	Adjustments Due to Technical Changes or Regulatory Authority Requirements	21
4.5.	Multi-Country Packaging Requirements	22
ARTICLE 5 ORDERS. SHIPMENT. INVOICING. PAYMENT		22
5.1.	Orders and Forecasts	22
5.2.	Reliance by Patheon	25
5.3.	Minimum Orders	26
5.4.	Delivery and Shipping	26
5.5.	Invoices and Payment	26
ARTICLE 6 PRODUCT CLAIMS AND RECALLS		27
6.1.	Product Claims	27
6.2.	Product Recalls and Returns	28
6.3.	Patheon’s Responsibility for Defective and Recalled Products	28
6.4.	Disposition of Defective or Recalled Products	29

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

6.5.	Healthcare Provider or Patient Questions and Complaints	30
6.6.	Sole Remedy	30
ARTICLE 7 CO-OPERATION		30
7.1.	Quarterly Review	30
7.2.	Governmental Agencies	30
7.3.	Records and Accounting by Patheon	31
7.4.	Inspection	31
7.5.	Access	31
7.6.	Notification of Regulatory Inspections	31
7.7.	Reports	31
7.8.	Regulatory Filings	32
7.9.	Inspection by Regulatory Authorities	33
ARTICLE 8 TERM AND TERMINATION		33
8.1.	Initial Term	33
8.2.	Termination for Cause	33
8.3.	Product Discontinuation	34
8.4.	Obligations on Termination	34
ARTICLE 9 REPRESENTATIONS. WARRANTIES AND COVENANTS		35
9.1.	Authority	35
9.2.	Client Warranties	36
9.3.	Patheon Warranties	37
9.4.	Debarred Persons	37
9.5.	Permits	37
9.6.	No Warranty	37
ARTICLE 10 REMEDIES AND INDEMNITIES		37
10.1.	Consequential Damages	37
10.2.	Limitation of Liability	38
10.3.	Patheon Indemnity	38
10.4.	Client Indemnity	38
10.5.	Reasonable Allocation of Risk	39
ARTICLE 11 CONFIDENTIALITY		39
11.1.	Confidentiality	39

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

ARTICLE 12 DISPUTE RESOLUTION		39
12.1.	Commercial Disputes	39
12.2.	Technical Dispute Resolution	40
ARTICLE 13 MISCELLANEOUS		40
13.1.	Inventions	40
13.2.	Intellectual Property	41
13.3.	Insurance	41
13.4.	Independent Contractors	41
13.5.	No Waiver	42
13.6.	Assignment	42
13.7.	Force Majeure	42
13.8.	Additional Product	43
13.9.	Notices	43
13.10.	Severability	44
13.11.	Entire Agreement	44
13.12.	Other Terms	44
13.13.	No Third Party Benefit or Right	44
13.14.	Execution in Counterparts	45
13.15.	Use of Client Name	45
13.16.	Taxes	45
13.17.	Governing Law	46

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

MASTER MANUFACTURING SERVICES AGREEMENT

THIS MASTER MANUFACTURING SERVICES AGREEMENT (the “Agreement”) is made as of August 21, 2014 (the “Effective Date”)

BETWEEN:

PATHEON PHARMACEUTICALS INC.,

a corporation existing under the laws of the State of Delaware

(“Patheon”),

– and –

OSMOTICA PHARMACEUTICAL CORP.,

a corporation existing under the laws of the State of Delaware

(“Client”).

THIS AGREEMENT WITNESSES THAT in consideration of the rights conferred and the obligations assumed herein, and for other good and valuable consideration {the receipt and sufficiency of which are acknowledged by each party), and intending to be legally bound the parties agree as follows:

ARTICLE 1

STRUCTURE OF AGREEMENT AND INTERPRETATION

1.1.                                                                            Master Agreement.

This Agreement establishes the general terms and conditions under which Patheon or any Affiliate of Patheon may perform Manufacturing Services for Client, any Affiliate of Client, and/or Client’s designated Marketing Partner at the manufacturing site where the Affiliate of Patheon resides. This “master” form of agreement is intended to allow the parties, or any of their Affiliates, or in the case of Client, any designated Marketing Partner, to contract for the manufacture of multiple Products through Patheon’s global network of manufacturing sites through the issuance of site specific Product Agreements without having to re-negotiate the basic terms and conditions contained herein.

1.2.                                                                            Product Agreements.

This Agreement is structured so that a Product Agreement may be entered into by the parties for the manufacture of a particular Product or multiple Products at a Patheon manufacturing site. Each Product Agreement will be governed by the terms and conditions of this Agreement unless the parties to the Product Agreement expressly modify the terms and conditions

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

of this Agreement in the Product Agreement. Unless otherwise agreed by the parties, each Product Agreement will be in the general form and contain the information set forth in Appendix 1 hereto.

1.3.                                                                            Definitions.

The following terms will, unless the context otherwise requires, have the respective meanings set out below and grammatical variations of these terms will have corresponding meanings:

“Active Materials”, “Active Pharmaceutical Ingredients” or “API” means the materials listed in a Product Agreement on Schedule D;

“Active Materials Credit Value” means the value of the Active Materials for certain purposes of this Agreement, as set forth in a Product Agreement on Schedule D;

“Actual Annual Yield” or “AAY” has the meaning specified in Section 2.2(a);

“Actual Yearly Volume” or “AYV” has the meaning specified in Section 4.2.1;

“Affiliate” means:

(a)                                 business entity which owns, directly or indirectly, a controlling interest is a party to this Agreement, by stock ownership or otherwise; or

(b)                                 business entity which is controlled by a party to this Agreement, either directly or indirectly, by stock ownership or otherwise; or

(c)                                  business entity, the controlling interest of which is directly or indirectly common to the majority ownership of a party to this Agreement;

For this definition, “control” means the ownership of shares carrying at least a majority of the votes for the election of the directors of a corporation;

“Annual Product Review Report” means the annual product review report prepared by Patheon as described in Title 21 of the United States Code of Federal Regulations, Section 211.180(e);

“Annual Report” means the annual report to the FDA prepared by Client regarding the Product as described in Title 21 of the United States Code of Federal Regulations, Section 314.81(b)(2);

“Annual Volume” means the minimum volume of Product to be manufactured in any Year of this Agreement as set forth in Schedule B;

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

“Applicable Laws” means (i) for Patheon, the Laws of the State of Ohio [or local jurisdiction for Patheon Affiliate], being the jurisdiction where the Manufacturing Site is located; and (ii) for Client and the Products, the Laws of all jurisdictions where the Products are manufactured, distributed, and marketed as these are agreed and understood by the parties in this Agreement;

“Authority” means any governmental or regulatory authority, department, body or agency or any court, tribunal, bureau, commission or other similar body, whether federal, state, provincial, county or municipal;

“Bill Back Items” means the expenses for all third party supplier fees for the purchase or use of columns, standards, tooling, non-standard pallets, PAPR or PPE suits (where applicable) and other project-specific items necessary for Patheon to perform the Manufacturing Services, and which are not included as Components;

“Breach Notice” has the meaning specified in Section 8.2(a);

“Business Day” means a day other than a Saturday, Sunday or a day that is a statutory holiday in the State of Ohio;

“Capital Equipment Agreement” means a separate agreement that the parties may enter into that will address responsibility for the purchase of capital equipment and facility modifications that may be required to perform the Manufacturing Services under a particular Product Agreement;

“cGMPs” means, as applicable, current good manufacturing practices as described in:

(a)                                 Parts 210 and 211 of Title 21 of the United States’ Code of Federal Regulations;

(b)                                 EC Directive 2003/94/EC; and

(c)                                  Division 2 of Part C of the Food and Drug Regulations (Canada);

together with the latest Health Canada, FDA and EMA guidance documents pertaining to manufacturing and quality control practice, all as updated, amended and revised from time to time; .

“Client Intellectual Property” means Intellectual Property generated or derived by Client before entering into this Agreement, or by Patheon while performing any Manufacturing Services or otherwise generated or derived by Patheon in its business which Intellectual Property is specific to, or dependent upon, Client’s Active Material or Product or the manufacture of the Product;

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

“Client Property” has the meaning specified in Section 8.4(e);

“Client-Supplied Components” means those Components to be supplied by Client or that have been supplied by Client;

“CMC” has the meaning specified in Section 7.8(c);

“Components” means, collectively, all packaging components, raw materials, ingredients, and other materials (including labels, product inserts and other labelling for the Products) required to manufacture the Products in accordance with the Specifications, other than the Active Materials;

“Confidentiality Agreement” means the agreement about the non-disclosure of confidential information between Patheon and Client dated September 16, 2013;

“C-TPAT has the meaning specified in Section 2.1(f);

“Deficiencies” have the meaning specified in Section 7.8(d);

“Deficiency Notice” has the meaning specified in Section 6.1(a);

“Delivery Date” means the date scheduled for shipment of Product under a Firm Order as set forth in Section 5.1(d);

“EMA” means the European Medicines Agency;

“FDA” means the United States Food and Drug Administration;

“Firm Orders” have the meaning specified in Section 5.1(b);

“Force Majeure Event” has the meaning specified in Section 13.7;

“GST” has the meaning specified in Section 13.16{a)(ii);

“Health Canada” means the section of the Canadian Government known as Health Canada and includes, among other departments, the Therapeutic Products Directorate and the Health Products and Food Branch Inspectorate;

“Importer of Record” has the meaning specified in Section 3.2(a);

“Initial Product Term” has the meaning specified in Section 8.1;

“Initial Set Exchange Rate” means as of the Effective Date of a Product Agreement, the initial exchange rate set forth in the Product Agreement to convert one unit of the billing currency into the Patheon Manufacturing Site local currency, calculated as the daily average interbank exchange rate for conversion of one unit

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

of the billing currency into the Patheon Manufacturing Site local currency during the 90 day period immediately preceding the Effective Date as published by OANDA.com “The Currency Site” under the heading “FxHistory: historical currency exchange rates” at www.QANDA.com/convert/fxhistorv;

“Initial Term” has the meaning specified in Section 8.1;

“Intellectual Property” includes, without limitation, rights in patents, patent applications, formulae, trademarks, trademark applications, trade-names, Inventions, copyrights, industrial designs, and trade secrets;

“Invention” means information about any innovation, improvement, development, discovery, computer program, device, trade secret, method, know-how, process, technique or the like, whether or not written or otherwise fixed in any form or medium, regardless of the media on which it is contained and whether or not patentable or copyrightable;

“Inventory” means all inventories of Components and work-in-process produced or held by Patheon for the manufacture of the Products but, for greater certainty, does not include the Active Materials;

“Late Delivery” has the meaning specified in Section 5.1(e);

“Laws” means all laws, statutes, ordinances, regulations, rules, by-laws, judgments, decrees or orders of any Authority;

“Long Term Forecast” has the meaning specified in Section 5.1(a);

“Manufacturing Services” means the manufacturing, quality control, quality assurance, stability testing, packaging, and related services, as set forth in this Agreement, required to manufacture Product or Products using the Active Materials, Components, and Bill Back items;

“Manufacturing Site” means the facility owned and operated by Patheon where the Manufacturing Services will be performed as identified in a Product Agreement;

“Marketing Partner” means Upstate Pharma, LLC or such other party that the Client may designate in writing to Patheon from time to time.

“Materials” means all Components and Bill Back items required to manufacture the Products in accordance with the Specifications, other than the Active Materials;

“Maximum Credit Value” means the maximum value of Active Materials that may be credited by Patheon under this Agreement, as set forth in a Product Agreement on Schedule D;

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

“Minimum Order Quantity” means the minimum number of batches of a Product to be produced during the same cycle of manufacturing as set forth in a Product Agreement on Schedule B;

“Obsolete Stock” has the meaning specified in Section 5.2(b);

“Patheon Competitor” means a business that derives greater than 50% of its revenues from performing contract pharmaceutical development or commercial manufacturing services;

“Patheon intellectual Property” means intellectual Property generated or derived by Patheon before performing any Manufacturing Services, developed by Patheon while performing the Manufacturing Services, or otherwise generated or derived by Patheon in its business which Intellectual Property is not specific to, or dependent upon, Client’s Active Material or Product or the manufacture of the Product including, without limitation, Inventions and Intellectual Property which may apply to manufacturing processes or the formulation or development of drug products, drug product dosage forms or drug delivery systems unrelated to the specific requirements of the Product(s);

“PPI” has the meaning specified in Section 4.2(a);

“Price” means the price measured in US Dollars to be charged by Patheon for performing the Manufacturing Services, and includes the cost of Components (other than Client-Supplied Components), certain cost items as set forth in a Product Agreement on Schedule B, and annual stability testing costs as set forth in a Product Agreement on Schedule C;

“Product(s)” means the product(s) listed in a Product Agreement on Schedule A;

“Product Agreement” means the agreement between Patheon and Client issued under this Agreement in the form set forth in Appendix 1 (including Schedules A to D) under which Patheon will perform Manufacturing Services at a particular Manufacturing Site;

“Product Claims” have the meaning specified in Section 6.3(c);

“Quality Agreement” means the agreement (the general form of which is set forth in Exhibit B) between the parties entering a Product Agreement that sets out the quality assurance standards for the Manufacturing Services to be performed by Patheon for Client;

“Recall” has the meaning specified in Section 6.2(a);

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

“Regulatory Authority” means the FDA, EMA, and Health Canada and any other foreign regulatory agencies competent to grant marketing approvals for pharmaceutical products including the Products in the Territory;

“Remediation Period” has the meaning specified in Section 8.2(a);

“Resident Jurisdiction” has the meaning specified in Section 13.16(a)(i);

“Set Exchange Rate” means the exchange rate to convert one unit of the billing currency into the Patheon Manufacturing Site local currency for each Year, calculated as the average daily interbank exchange rate for conversion of one unit of the billing currency into the Patheon Manufacturing Site local currency during the full year period (October 1st [preceding year] to September 30th) .as published by OANDA.com “The Currency Site” under the heading “FxHistory: historical currency exchange rates” at www.OANDA.com/convert/fxhistory;

“Shortfall” has the meaning specified in Section 2.2(b);

“Specifications” means the file, for each Product, which is given by Client to Patheon in accordance with the procedures listed in a Product Agreement on Schedule A and which contains documents relating to each Product, including, without limitation:

(a)                                 specifications for Active Materials and Components;

(b)                                 manufacturing specifications, directions, and processes;

(c)                                  storage requirements;

(d)                                 all environmental, health and safety information for each Product including material safety data sheets; and

(e)                                  the finished Product specifications, packaging specifications and shipping requirements for each Product;

all as updated, amended and revised from time to time by Client in accordance with the terms of this Agreement;

“Target Yield” has the meaning specified in Section 2.2(a);

“Target Yield Determination Batches” has the meaning specified in Section 2.2(a);

“Tax” or “Taxes” have the meaning specified in Section 13.6(a);

“Technical Dispute” has the meaning specified in Section 12.2;

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

“Territory” means the geographic area described in a Product Agreement where Products manufactured by Patheon will be distributed by Client;

“Third Party Rights” means the intellectual Property of any third party;

“VAT” has the meaning specified in Section 13.16(d);

“Year” means in the first year of this Agreement or in the first year of a Product Agreement, the period from the Effective Date up to and including December 31 of the same calendar year, and thereafter will mean a calendar year.

‘Yearly Forecast Volume” or “YFV” has the meaning specified in Section 4.2.1; and “Zero Forecast Period” has the meaning specified in Section 5.1(f).

1.4.                                                                            Currency.

Unless otherwise agreed in a Product Agreement, all monetary amounts expressed in this Agreement are in United States Dollars (USD).

1.5.                                                                            Sections and Headings.

The division of this Agreement into Articles, Sections, Subsections, an Appendix, Schedules and Exhibits and the insertion of headings are for convenience of reference only and will not affect the interpretation of this Agreement. Unless otherwise indicated, any reference in this Agreement to a Section, Appendix, Schedule or Exhibit refers to the specified Section, Appendix, Schedule or Exhibit to this Agreement. In this Agreement, the terms “this Agreement”, “hereof”, “herein”, “hereunder” and similar expressions refer to this Agreement as a whole and not to any particular part, Section, Appendix, Schedule or Exhibit of this Agreement.

1.6.                                                                            Singular Terms.

Except as otherwise expressly stated or unless the context otherwise requires, all references to the singular will include the plural and vice versa.

1.7.                                                                            Appendix 1, Schedules and Exhibits.

Appendix 1 (including the Schedules thereto) and the following Exhibits are attached to, incorporated in, and form of this Agreement:

Appendix 1	-	Form of Product Agreement (including Schedules A to D)

Exhibit A	-	Technical Dispute Resolution

Exhibit B	-	Commercial Quality Agreement

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exhibit C	-	Quarterly Active Materials Inventory Report

Exhibit D	-	Report of Annual Active Materials inventory Reconciliation and Calculation of Actual Annual Yield

Exhibit E	-	Example of Price Adjustment Due to Currency Fluctuation

ARTICLE 2

PATHEON’S MANUFACTURING SERVICES

2.1.                                                                            Manufacturing Services.

Patheon will perform the Manufacturing Services for the Territory for the fees specified in a Product Agreement in Schedules B and C to manufacture Products for Client. Schedule B to a Product Agreement sets forth a list of cost items that are included or not included in the Price for Products; all cost items that are not included in the Price are subject to additional fees to be paid by the Client. Patheon may amend the fees set out in Schedules B and C to a Product Agreement as set forth in Article 4. Patheon may change the Manufacturing Site for the Products only with the prior written consent of Client, this consent not to be unreasonably withheld. Patheon’s percentage of manufacturing exclusivity for the Product will be set forth in the Product Agreement. Patheon will be entitled to any applicable manufacturing tax credits that arise from performing the Manufacturing Services under this Agreement. In performing the Manufacturing Services, Patheon and Client agree that:

(a)                                 Conversion of Active Materials and Components. Patheon will convert Active Materials and Components into Products in accordance with the Specifications, cGMPs and Applicable Laws and as otherwise agreed by the parties.

(b)                                 Quality Control and Quality Assurance. Patheon will perform the quality control and quality assurance testing specified in the Quality Agreement. Batch review and release to Client will be the responsibility of Patheon’s quality assurance group. Patheon will perform its batch review and release responsibilities in accordance with Patheon’s standard operating procedures. Each time Patheon ships Products to Client, it will give Client a certificate of analysis and certificate of compliance including a statement that the batch has been manufactured and tested in accordance with Specifications and cGMPs. Client will have sole responsibility for the release of Products to the market. The form and style of batch documents, including, but not limited to, batch production records, lot packaging records, equipment set up control, operating parameters, and data printouts, raw material data, and laboratory notebooks are the exclusive property of Patheon. Specific Product related information contained in the batch documents and the batch records themselves are the property of the Client.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(c)                                  Components. Patheon will purchase and test all Components (with the exception of Client-Supplied Components) at Patheon’s expense and as required by the Specifications.

(d)                                 Stability Testing. Patheon may be requested to conduct stability testing on the Products in accordance with the protocols set out in the Specifications for the separate fees and during the time periods set out in Schedule C to a Product Agreement. Patheon will not make any changes to these testing protocols without prior written approval from Client. If a confirmed stability test failure occurs, Patheon will notify Client within one Business Day, after which Patheon and Client will jointly determine the proceedings and methods to be undertaken to investigate the cause of the failure, including which party will bear the cost of the investigation. Patheon will not be liable for these costs unless it has failed to perform the Manufacturing Services in accordance with the Specifications, cGMPs, and Applicable Laws. Patheon will give Client ail stability test data and results at Client’s request.

(e)                                  Packaging and Artwork. Patheon will package the Products as set out in the Specifications. Client will be responsible for the cost of artwork development. Patheon will determine and imprint the batch numbers and expiration dates for each Product shipped. The batch numbers and expiration dates will be affixed on the Products and on the shipping carton of each Product as outlined in the Specifications and as required by cGMPs. Client may, in its sole discretion, make changes to labels, product inserts, and other packaging for the Products. Those changes will be submitted by Client to ail -applicable Regulatory Authorities and other third parties responsible for the approval of the Products. Client will be responsible for the cost of labelling obsolescence when changes occur, as set forth in Section 4.4. Patheon’s name will not appear on the label or anywhere else on the Products unless: (i) required by any Laws; or (ii) Patheon consents in writing to the use of its name. At least 120 days prior to the Delivery Date of Product for which new or modified artwork is required, Client will provide at no cost to Patheon, final camera ready artwork for ail packaging Components to be used in the manufacture of the Product that meet the Specifications. For the avoidance of doubt, the parties acknowledge and agree that Client will be responsible for complying with any and all regulatory requirements for the labeling of the Product.

(f)                                   Active Materials and Client-Supplied Components. At least 30 days before the scheduled production date, Client will deliver the Active Materials and any Client-Supplied Components to the Manufacturing Site DDP (incoterms 2010), at no cost to Patheon, in sufficient quantity to enable Patheon to manufacture the desired quantities of Product and to ship Product on the Delivery Date, if the Active Materials and/or Client-Supplied Components are not received 30 days before the scheduled production date, Patheon may delay the shipment of Product by the same number of days as the delay in receipt of the Active Materials and/or Client-

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Supplied Components. But if Patheon is unable to manufacture Product to meet this new shipment date due to prior third party production commitments, Patheon may delay the shipment until a later date as agreed to by the parties. All shipments of Active Material will be accompanied by certificate(s) of analysis from the Active Material manufacturer confirming the identity and purity of the Active Materials and its compliance with the Active Material specifications. For Active Materials or Client-Supplied Components which may be subject to import or export, Client agrees that its vendors and carriers will comply with applicable requirements of the U.S. Customs and Border Protection Service and the Customs Trade Partnership Against Terrorism (“C- TPAT”).

(g)                                  Bill Back items. Subject to Client’s prior written approval for items over [***], Bill Back Items will be charged to Client at Patheon’s cost plus a [***] handling fee for items that cost [***] or less or a [***] handling fee for items that cost more than [***].

(h)                                 Additional Services. If Client requests services other than those expressly set forth herein or in any Product Agreement (such as qualification of a new packaging configuration or shipping studies, or validation of alternative batch sizes), Patheon will provide a good faith and reasonable written quote of the fee for the additional services and Client will advise Patheon whether it wishes to have the additional services performed by Patheon, The scope of work and fees will be set forth in a separate agreement signed by the parties. The terms and conditions of this Agreement will apply to these services.

2.2.                                                                            Active Material Yield.

(a)                                 Reporting. Patheon will give Client a quarterly inventory report of the Active Materials held by Patheon using the inventory report form set out in Exhibit C, which will contain the following information for the quarter:

Quantity Received:            The total quantity of Active Materials that complies with the Specifications and is received at the Manufacturing Site during the applicable period.

Quantity Dispensed:       The total quantity of Active Materials dispensed at the Manufacturing Site during the applicable period. The Quantity Dispensed is calculated by adding the Quantity Received to the inventory of Active Materials that complies with the Specifications held at the beginning of the applicable period, less the inventory of Active Materials that complies with the Specifications held at the end of the period. The Quantity Dispensed will only include Active Materials received and dispensed in commercial manufacturing of Products and, for certainty, will not Include any (i) Active Materials that must be retained by Patheon as samples, (ii) Active Materials contained in Product that must be retained as samples, (iii) Active Materials used in testing (if applicable), and (iv) Active

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Materials received or dispensed in technical transfer activities or development activities during the applicable period, including without limitation, any regulatory, stability, validation or test batches manufactured during the applicable period.

Quantity Converted:    The total amount of Active Materials contained in the Products manufactured with the Quantity Dispensed (including any additional Products produced in accordance with Section 6.3(a) or 6.3(b)), delivered by Patheon, and not rejected, recalled or returned in accordance with Section 6.1 or 6.2 because of Patheon’s failure to perform the Manufacturing Services in accordance with Specifications, cGMPs, and Applicable Laws.

Within 60 days after the end of each Year, Patheon will prepare an annual reconciliation of Active Materials on the reconciliation report form set forth in Exhibit D including the calculation of the “Actual Annual Yield” or “AAY” for the Product at the Manufacturing Site during the Year. AAY is the percentage of the Quantity Dispensed that was converted to Products and is calculated as follows:

Quantity Converted during the Year x                                    100%

Quantity Dispensed during the Year

After Patheon has produced a minimum of 15 successful commercial production batches of Product and has produced commercial production batches for at least six months at the Manufacturing Site (collectively, the “Target Yield Determination Batches”), the parties will agree on the target yield for the Product at the Manufacturing Site (each, a “Target Yield”). The Target Yield will be revised annually to reflect the actual manufacturing experience as agreed to by the parties.

(b)                                 Shortfall Calculation. If the Actual Annual Yield falls more than [***] below the respective Target Yield in a Year, then the shortfall for the Year (the “Shortfall”) will be calculated as follows:

Shortfall = [(Target Yield - [***]) - AAY] * Active Materials Credit Value * Quantity Dispensed

(c)                                  Credit for Shortfall. If there is a Shortfall for a Product in a Year, then Patheon will credit Client’s account for the amount of the Shortfall not later than 45 days after the end of the Year.

Each credit under this Section 2.2(c) will be summarized on the reconciliation report form set forth in Exhibit D. Upon expiration or termination of a Product Agreement, any remaining credit owing under this Section 2.2 will be paid to Client. The Annual Shortfall, if any, will be disclosed by Patheon on the reconciliation report form.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(d)                                 Maximum Credit. Patheon’s liability for Active Materials calculated in accordance with this Section 2.2 [for any Product] in a Year will not exceed, In the aggregate, the Maximum Credit Value set forth in Schedule D to a Product Agreement.

(e)                                  No Material Breach. It will not be a material breach of this Agreement by Patheon under Section 8.2(a) if the Actual Annual Yield is less than the Target Yield.

ARTICLE 3

CLIENT’S OBLIGATIONS

3.1.                                                                            Payment.

Client will pay Patheon for performing the Manufacturing Services according to the Prices specified in Schedules B and C in a Product Agreement. These Prices may be subject to adjustment under other parts of this Agreement. Client will also pay Patheon for any Bill Back Items. Upon Written notice from the Client to Patheon, any payments to be made by the Client to Patheon under this Agreement may be made by the Marketing Partner on behalf of the Client. But the Client will remain responsible to Patheon for payment if the Marketing Partner fails to pay Patheon.

3.2.                                                                            Active Materials and Qualification of Additional Sources of Supply.

(a)                                 Client will at its sole cost and expense deliver the Active Materials to Patheon in accordance with Section 2.1(f). If applicable, Patheon and the Client will reasonably cooperate to permit the import of the Active Materials to the Manufacturing Site. Client’s obligation will include obtaining the proper release of the Active Materials from the applicable Customs Agency and Regulatory Authority. Client or Client’s designated broker will be the “Importer of Record” for Active Materials imported to the Manufacturing Site. The Active Materials will be held by Patheon on behalf of Client as set forth in this Agreement. Title to the Active Materials will at all times remain the property of Client. Any Active Materials received by Patheon will only be used by Patheon to perform the Manufacturing Services. Client will be responsible for paying for all rejected Product that arises from defects in the Active Materials which could not be reasonably discoverable by Patheon using the test methods set forth in the Specifications.

(b)                                 If Client asks Patheon to qualify an additional source for the Active Material or any Component, Patheon will evaluate the Active Material or Component to be supplied by the additional source to determine if it is suitable for use in the Product. The parties will agree on the scope of work to be performed by Patheon at Client’s cost. For an Active Material, this work will be defined and mutually agreed upon based on applicable Comparability Protocols, FDA Guidance Documents, and commitments made to a Regulatory Agency. Section 6.1(d) will apply to all Product

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

manufactured using the newly approved Active Material or Component because of the limited material characterization that is performed on additional sources of supply.

(c)                                  Patheon will advise Client within three days of becoming aware of potential supply problems, including delays and/or delivery of non-conforming Active Material or Components from a Client designated additional source; and (ii) Patheon and Client will cooperate to reduce or eliminate any supply problems from these additional sources of supply. Client will be obligated to certify a Client designated source of supply on an annual basis at its expense and will provide Patheon with copies of these annual certifications. If Patheon is required to certify a Client designated additional sources of supply, it will do so at Client’s expense.

ARTICLE 4

CONVERSION FEES AND COMPONENT COSTS

4.1.                                                                            First Year Pricing.

The Price for the first Year will be listed in Schedules B and C in a Product Agreement and will be subject to the adjustments set forth in Sections 4.2 and 4.3, The Price may also be increased or decreased by Patheon at any time upon written notice to Client if the underlying manufacturing, packaging or testing assumptions set forth in Schedule B of the Product Agreement change that result in an increase or decrease in the cost of performing the Manufacturing Services. The parties will negotiate in good faith to conclude agreement on the Price which fairly reflects the increased or decreased costs.

4.2.                                                                            Price Adjustments - Subsequent Years’ Pricing.

After the first Year of the Product Agreement, Patheon may adjust the Price effective January 1st of each Year as follows:

(a)                                 Manufacturing and Stability Testing Costs. For Products manufactured in the United States or Puerto Rico, Patheon may adjust the conversion component of the Price and the annual stability testing costs for inflation, based upon the preliminary number for any increase in the Producer Price Index pcu325412325412 for Pharmaceutical Preparation Manufacturing (“PPI”) published by the United States Department of Labor, Bureau of Labor Statistics in August of the preceding Year compared to the final number for the same month of the Year prior to that, unless the parties otherwise agree in writing. On or before November 30 of each Year, Patheon will give Client a statement setting forth the calculation for the inflation adjustment to be applied in calculating the Price for the next Year. For Products manufactured outside the United States or Puerto Rico, Patheon may similarly adjust the Price for inflation using an inflation index to be agreed by the parties in a Product Agreement.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(b)                                 Component Costs. If Patheon incurs an increase in Component costs during the Year, it may increase the Price for the next Year to pass through the additional Component costs at Patheon’s actual cost plus a [***] handling fee. If Patheon obtains a decrease in Component costs during the Year, it will decrease the Price for the next Year to pass through [***] of the cost savings to the Client. On or before November 30 of each Year, Patheon will give Client information about the increase or decrease in Component costs which will be applied to the calculation of the Price for the next Year to reasonably demonstrate that the Price increase or decrease is justified. But Patheon will not be required to give information to Client that is subject to obligations of confidentiality between Patheon and its suppliers.

(c)                                  Pricing Basis. Client acknowledges that the Price in any Year is quoted based upon the Minimum Order Quantity and the Annual Volume specified in Schedule B to a Product Agreement. The Price is subject to change if the specified Minimum Order Quantity changes or if the Annual Volume is not ordered in a Year. For greater certainty, if Patheon and Client agree that the Minimum Order Quantity will be reduced or the Annual Volume in the lowest tier will not be ordered in a Year whether as a result of a decrease in estimated Annual Volume or otherwise and, as a result of the reduction, Patheon demonstrates to Client that its costs to perform the Manufacturing Services or to acquire the Components for the Product will increase on a per unit basis {including the amount of the increase), then Patheon may increase the Price by an amount sufficient to absorb the documented increased costs. On or before November 30 of each Year, Patheon will give Client a statement setting forth the information to be applied in calculating those cost increases for the next Year. But Patheon will not be required to give information to Client that is subject to obligations of confidentiality between Patheon and its suppliers.

(d)                                 Adjustments Due to Currency Fluctuations. If the parties agree in a Product Agreement to invoice in a currency other than the local currency for the Manufacturing Site, Patheon will adjust the Price to reflect currency fluctuations. The adjustment will be calculated after all other annual Price adjustments under this Section 4.2 have been made. The adjustment will proportionately reflect the increase or decrease, if any, in the Set Exchange Rate compared to the Set Exchange Rate established for the prior Year or the initial Set Exchange Rate, as the case may be. An example of the calculation of the price adjustment (for a Canadian Manufacturing Site invoiced in USD) is set forth in Exhibit E.

(e)                                  Tier Pricing (if applicable). The pricing in Schedule B of a Product Agreement is set forth in Annual Volume tiers based upon the Client’s volume forecasts under Section 5.1. The Client will be invoiced during the Year for the unit price set forth in the Annual Volume tier based on the 18 month forecast provided in September of the previous Year. Within 30 days of the end of each Year or of the termination of the Agreement, Patheon will send Client a reconciliation of the actual volume of Product ordered by the Client during the Year with the pricing tiers. If Client has

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

overpaid during the Year, Patheon will issue a credit to the Client for the amount of the overpayment within 45 days of the end of the Year or will issue payment to the Client for the overpayment within 45 days of the termination of the Agreement. If Client has underpaid during the Year, Patheon will issue an invoice to the Client under Section 5.6 for the amount of the underpayment within 45 days of the end of the Year or termination of the Agreement. If Client disagrees with the reconciliation, the parties will work in good faith to resolve the disagreement amicably. If the parties are unable to resolve the disagreement within 30 days, the matter will be handled under Section 12.1.

(f)                                          For all Price adjustments under this Section 4.2, Patheon will deliver to Client on or before November 30 of each Year a revised Schedule B to the Product Agreement to be effective for Product delivered on or after the first day of the next Year. If in any Year Patheon would have been entitled to increase the Price based on any of the provisions of this Section 4.2 but Patheon did not exercise its right to do so, then at the expiry of any subsequent Year, Patheon will be entitled to make cumulative adjustments as set out in Section 4,2 based on changes during the preceding Years, provided these changes are properly documented within 60 days of the end of the current Year. These cumulative adjustments will apply to Pricing going forward and will not be applied retroactively to past Years.

4.2.1                     Price Adjustment due to Volume Changes from Yearly Forecast Volumes for Sterile Products.

On the execution of a Product Agreement, Client will give to Patheon a forecast of the volume of Product required for the first two Years of the Product Agreement (the “Yearly Forecast Volume” or “YFV”) that will become part of the Product Agreement. If at the end of the first Year the aggregate actual volume of Product ordered by Client and invoiced by Patheon under Section 5.5 (“Actual Yearly Volume” or “AYV”) during the Year is less than the YFV as set out in the Product Agreement, then Client will pay Patheon for its non-absorbed fixed manufacturing costs incurred during the Year in an amount to be determined as follows:

Amount due to Patheon = [(YFV – AYV)] [***] * conversion Price for the Product.

On or before June 10 of each Year, the parties will agree on the YFV for the next two Years of the Product Agreement on a rolling forward basis. The forecast of the volume of Product for the second Year may not vary by more than [***] from the original YFV for the second Year. Once agreed, the YFV for the next Year will become binding on the parties and any amount due to Patheon will be determined as set forth above.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

4.3.                                                                            Price Adjustments — Current Year Pricing.

During any Year, the Prices set out in Schedule B of a Product Agreement will be adjusted as follows:

Extraordinary Increases in Component Costs, if, at any time, market conditions result in Patheon’s cost of Components being materially greater than normal forecasted increases, then Patheon will be entitled to an adjustment to the Price for any affected Product to compensate it for the increased Component costs. Changes materially greater than normal forecasted increases will have occurred if: (i) the cost of a Component increases by [***] of the cost for that Component upon which the most recent fee quote was based; or (ii) the aggregate cost for all Components required to manufacture a Product increases by [***] of the total Component costs for the Product upon which the most recent fee quote was based, if Component costs have been previously adjusted to reflect an increase in the cost of one or more Components, the adjustments set out in (i) and (ii) above will operate based on the last cost adjustment for the Components.

For a Price adjustment under this Section 4.3, Patheon will deliver to Client a revised Schedule B to the Product Agreement and budgetary pricing information, adjusted Component costs or other documents reasonably sufficient to demonstrate that a Price adjustment is justified. Patheon will have no obligation to deliver any supporting documents that are subject to obligations of confidentiality between Patheon and its suppliers. The revised Price will be effective for any Product delivered on or after the first day of the month following Client’s receipt of the revised Schedule B to the Product Agreement. Notwithstanding Section 4.2(b), Patheon will pass through [***] of the cost savings to Client for any decrease in the cost of Components that were increased under this Section 4.3.

4.4.                                                                            Adjustments Due to Technical Changes or Regulatory Authority Requirements.

Amendments to the Specifications or the Quality Agreement requested by Client will only be implemented following a technical and cost review that Patheon will perform at Client’s cost and are subject to Client and Patheon reaching agreement on Price changes required because of the amendment. Amendments to the Specifications, the Quality Agreement, or the Manufacturing Site requested by Patheon will only be implemented following the written approval of Client, the approval not to be unreasonably withheld. If Client accepts a proposed Price change, the proposed change in the Specifications and the associated scope of work will be implemented at Client’s cost, and the Price change will become effective, only for those orders of Products that are manufactured under the revised Specifications. In addition, Client agrees to purchase, at [***] all Inventory used under the “old” Specifications and purchased or maintained by Patheon in order to fill Firm Orders or under Section 5.2, if the Inventory can no longer be used under the revised Specifications. Open purchase orders for Components no longer required under any revised Specifications that were placed by Patheon with suppliers in order to fill Firm Orders or under Section 5.2 will be cancelled where possible, and if the orders may not be cancelled without

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

penalty, will be assigned to and satisfied by Client. Additional payments or price increases may also be required to compensate Patheon for fees and other expenses incurred by Patheon to comply with Regulatory Authority requirements which apply to the Manufacturing Services.

4.5.                                                                            Multi-Country Packaging Requirements.

If Client decides to have Patheon perform Manufacturing Services for the Product for countries outside the Territory, then Client will inform Patheon of the packaging requirements for each new country and Patheon will prepare a quotation for consideration by Client of any additional costs for Components (other than Client-Supplied Components) and the change over fees for the Product destined for each new country. The agreed additional packaging requirements and related packaging costs and change over fees will be set out in a written amendment to this Agreement.

ARTICLE 5

ORDERS. SHIPMENT. INVOICING. PAYMENT

5.1.                                                                            Orders and Forecasts.

(a)                                 Rolling 12 Month Forecasts. Concurrent with the execution of this Agreement, the Client will provide Patheon with a written non-binding 12 month forecast of the volume of each Product that the Client then anticipates with be required to be produced and delivered by Patheon to the Client during each month of that 12 month period. This forecast will be updated by the Client monthly on or before the 10th day of each calendar month on a rolling 12 month basis and updated forthwith upon the Client determining that the volumes set forth in the most recent forecast has changed by more than 20%. The most recent 12 month forecast will prevail. If Patheon is unable to accommodate any portion of the Roiling Forecast, it will notify Client immediately. A meeting of the Joint Committee will be convened within five Business Days of the notification.

(b)                                 Firm Orders. On or before the 10th day of each calendar month, the Client will issue firm written orders (“Firm Orders”) for Manufacturing Services for the Products to be produced and delivered to the Client on a date not less than three months from the first day of the calendar month immediately following the date that the Firm Order is submitted. These Firm Orders will specify the Client’s Manufacturing Services purchase order number, quantities by Product type, monthly delivery schedule and any other elements necessary to ensure the timely production and shipment of the Products. The quantities of Products ordered in these written orders will be firm and binding on the Client and will not be subject to reduction by the Client.

(c)                                  Long Term Forecast. On or before the 10th day of June of each Year, the Client will provide to Patheon with a written non-binding three year forecast (broken down by

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

quarters for the last six months of the forecast) of the volume of each Product the Client then anticipates will be required to be produced and delivered by Patheon to the Client during the three year period.

(d)                                 Submission by Marketing Partner. The Client may notify Patheon in writing from time to time that any of the forecasts or orders described in the foregoing Sections 5.1(a), 5.1(b) and 5,1 (c) may be delivered directly to Patheon by the Marketing Partner on behalf of the Client.

(e)                                  Acceptance of Firm Order. Patheon will accept Firm Orders by sending an acknowledgement to Client within ten Business Days of its receipt of the Firm Order. The acknowledgement will include, subject to confirmation from the Client, the Delivery Date for the Product ordered. The Delivery Date and the quantity of Products ordered may be amended by agreement of the parties or as set forth in Section 2.1(f). if Patheon fails to acknowledge receipt of a Firm Order within the ten Business Day period, the Firm Order will be deemed to have been accepted by Patheon. if Patheon anticipates that it will not be able to deliver the amount of Product set forth in the Firm Order, it will notify Client as to the duration of the anticipated delay in meeting its obligation. If Patheon fails to deliver at least [***] of the quantity of Product specified in the Firm Order within ten days after the applicable Delivery Date due to an act or omission by Patheon (a “Late Delivery”), the following remedies will apply in the order of precedence presented:

(i)                                     Remedy Plan Mitigation: and Escalation

Client will give Patheon written notice of the Late Delivery. Within ten Business after receipt of the notice of Late Delivery form Client, Patheon will submit to Client a written plan setting forth the causes for the Late Delivery, the remedial efforts to be undertaken, by Patheon, the timing for the remedial efforts to be implemented and the preventive measures Patheon will take to avoid further Late Deliveries;

(ii)                                  Service Credit

If Patheon (i) fails to correct the Late Delivery by delivering the quantity of Product specified in the Firm Order for a period of [***] consecutive months or (ii) has further Late Deliveries [***] times within any [***] month period, then the Client will receive a credit in the amount of [***] of the amount that would have been paid to Patheon had Patheon supplied the quantity set forth in the respective Firm Orders;

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(iii)                               Termination of Exclusivity: Termination of Cost Commitment

In addition to the provisions of 5.1(e)(ii), if Patheon (i) fails to correct the Late Delivery by delivering the quantity of Product specified in the Firm for a period of [***] consecutive months or (ii) has further Late Deliveries [***] times within any [***] month period, then the Client will have the right to revoke exclusivity pursuant to the Product Agreement upon written notice to Patheon with respect to one or more Products and terminate its obligations.

A Late Delivery will not include any delay in shipment of Product caused by events outside of Patheon’s reasonable control, such as a Force Majeure Event, a delay in delivery of API or Materials, a delay in Product release approval from Client, inaccurate Client forecasts, receipt of non-conforming API or Client- Supplied Components, or any market driven delays in deliveries from approved vendors.

(f)                                   Cancellation of a Firm Order. Prior to the cancellation of a Firm Order and prior to the start of dispensing, the parties will use commercially reasonable efforts to agree to revise the Firm Order. Revisions to Firm Orders may be requested a maximum of once per calendar quarter, if a Firm Order cannot be revised and is cancelled, the Client will pay Patheon the Price set forth in the Firm Order.

(g)                                  Zero Volume Forecast, if Client forecasts zero volume for a family of Products for [***] successive months period during the term of a Product Agreement (the “Zero Forecast Period”), then Patheon will have the option, at its sole discretion, to provide a 30 day notice to Client of Patheon’s intention to terminate the Product Agreement on a stated day within the Zero Forecast Period. Client thereafter will have 30 days to either (i) withdraw the zero forecast and re-submit a reasonable volume forecast, or (ii) negotiate other terms and conditions on which the Product Agreement will remain in effect. Otherwise, Patheon will have the right to terminate the Product Agreement at the end of the 30 day notice period.

(h)                                 Controlled Substance Quota Requirements (if applicable). Client will give Patheon the information set forth below for obtaining any required DEA or equivalent agency quotas needed to perform the Manufacturing Services. Patheon will be responsible for routine management of DEA quota information in accordance with DEA regulations. Patheon and Client will cooperate to communicate the information and to assist each other in DEA information requirements related to the Product as follows: (i) as of April 1 of each Year for the applicable Product, Client will provide to Patheon the next Year’s annual quota requirements for the Product; (ii) as of August 1 of each Year, Client will provide to Patheon any changes to the next Year’s quota requirements; (iii) Client will pro-actively communicate any changes to the quota requirements for the then-current Year in sufficient time to allow Patheon to file and finalize DEA filings supporting the changes; (iv) upon Patheon receiving the necessary forecast information from Client in order to request additional quota, Patheon will submit to the DEA, on a timely basis, ail filings

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

necessary to obtain DEA or equivalent agency quotas for Active Materials and will use commercially reasonable efforts to secure sufficient quota from the DEA so as to achieve Delivery Dates for Product as set forth in applicable purchase orders and forecasts submitted to Patheon by Client or its designee; and (v) Patheon will not be responsible for DEA’s refusal or failure to grant sufficient quota for reasons beyond the reasonable control of Patheon.

(i)                                     Joint Committee. The parties will establish a Joint Committee to meet from time-to-time to review the performance of the parties under the Agreement. The Joint Committee will consist of two members from each party. If Patheon believes that it will not be able to accommodate the requirements of the 12 month forecast provided by Client pursuant to Section 5.1(a), the Joint Committee will meet to discuss appropriate plans to ensure that Product supply is maintained and agree on any revisions to the forecast.

5.2.                                                                            Reliance by Patheon.

(a)                                 Client understands and acknowledges that Patheon will rely on the Firm Orders and rolling forecasts submitted under Sections 5.1(a), and (b) in ordering the Components (other than Client- Supplied Components) required to meet the Firm Orders, in addition, Client understands that to ensure an orderly supply of the Components, Patheon may want to purchase the Components in sufficient volumes to meet the production requirements for Products during part or all of the forecasted periods referred to in Section 5.1(a) or to meet the production requirements of any longer period agreed to by Patheon and Client. Accordingly, Client authorizes Patheon to purchase Components to satisfy the Manufacturing Services requirements for Products for the first six months set forth in the most recent forecast given by Client under Section 5.1(a). Patheon may make other purchases of Components to meet Manufacturing Services requirements for longer periods if agreed to in writing by the parties. The Client will give Patheon written authorization to order Components for any launch quantities of Product requested by Client which will be considered a Firm Order when accepted by Patheon.

(b)                                 Client will reimburse Patheon for the cost of Components ordered by Patheon under Firm Orders or under Section 5.2(a) that are not included in finished Products manufactured for Client within six months after the forecasted month for which the purchases have been made (or for a longer period as the parties may agree) or if the Components have expired or are rendered obsolete due to changes in artwork or applicable regulations during the period (collectively, “Obsolete Stock”). This reimbursement will include Patheon’s cost to purchase (plus a [***] handling fee) and destroy the Obsolete Stock. If any non-expired Components are used in Products subsequently manufactured for Client or in third party products manufactured by Patheon, Client will receive credit for any costs of those Components previously paid to Patheon by Client.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(c)                                  If Client fails to take possession or arrange for the destruction of non-expired Components within 12 months of purchase or, in the case of the delivery of conforming finished Product not accepted by Client within one month of manufacture, Client will pay Patheon [***] per pallet, per month thereafter for storing the Components or finished Product. Storage fees for Components or Product which contain controlled substances or require refrigeration will be charged at [***] per pallet per month. Storage fees are subject to a one pallet minimum charge per month. Patheon may ship finished Product held by it longer* than one month to the Client at Client’s expense on 14 days written notice to the Client.

5.3.                                                                            Minimum Orders.

Client may only order Manufacturing Services for batches of Products in multiples of the Minimum Order Quantities as set out in Schedule B to a Product Agreement.

5.4.                                                                            Delivery and Shipping.

The Product will be delivered to Client after it has been manufactured and released to the Client by Patheon. Delivery of Products will be made EXW (Incoterms 2010) Patheon’s shipping point unless otherwise agreed in a Product Agreement. Risk of loss or of damage to Products will remain with Patheon until Patheon loads the Products onto the carrier’s vehicle for shipment at the shipping point at which time risk of loss or damage will transfer to Client. Patheon will, in accordance with Client’s instructions and as agent for Client, at Client’s risk, (i) arrange for shipping to be paid by Client or the Marketing Partner and (ii) at Client’s risk and expense, obtain any export license or other official authorization necessary to export the Products. Client will arrange for insurance and will select the freight carrier used by Patheon to ship Products and may monitor Patheon’s shipping and freight practices as they pertain to this Agreement. Products will be transported in accordance with the Specifications.

5.5.                                                                            Invoices and Payment.

invoices will be sent by fax or email to the fax number or email address given by Client to Patheon in writing, invoices will be issued when the Product is manufactured and released by Patheon to the Client. Patheon will also submit to Client or Marketing Partner, with each shipment of Products, a duplicate copy of the Invoice covering the shipment. Patheon will also give Client an invoice covering any Inventory or Components which are to be purchased by Client under Section 5.2 of this Agreement. Each invoice will, to the extent applicable, identify Client’s Manufacturing Services purchase order number, Product numbers, names and quantities, unit price, freight charges, and the total amount to be paid by Client. Client will pay ail invoices within 30 days of the date thereof. If any portion of an invoice is disputed, the Client will pay Patheon for the undisputed amount and the parties will use good faith efforts to reconcile the disputed amount as soon as practicable. Interest on undisputed past due accounts which have not been paid within 45 days of the date of invoice will accrue retroactively to the original due date at [***] per month which is equal to an annual rate of [***].

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

ARTICLE 6

PRODUCT CLAIMS AND RECALLS

6.1.                                                                            Product Claims.

(a)                                 Product Claims. Client has the right to reject any portion of any shipment of Products that deviates from the Specifications, cGMPs, or Applicable Laws without invalidating any remainder of the shipment. Client will inspect the Products manufactured by Patheon upon receipt and will give Patheon written notice (a “Deficiency Notice”) of all claims for Products that deviate from the Specifications, cGMPs, or Applicable Laws within 30 days after Client’s receipt thereof (or, in the case of any defects not reasonably susceptible to discovery upon receipt of the Product, within 30 days after discovery by Client, but not after the expiration date of the Product). Should Client fail to give Patheon the Deficiency Notice within the applicable 30 day period, then the delivery will be deemed to have been accepted by Client on the 30th day after delivery or discovery, as applicable. Patheon will have no liability for any deviations for which it has not received notice within the applicable 30 day period.

(b)                                 Determination of Deficiency. Upon receipt of a Deficiency Notice, Patheon will have ten days to advise Client by notice in writing that it disagrees with the contents of the Deficiency Notice. If Client and Patheon fail to agree within ten days after Patheon’s notice to Client as to whether any Products identified in the Deficiency Notice deviate from the Specifications, cGMPs, or Applicable Laws, then the parties will mutually select an independent laboratory to evaluate if the Products deviate from the Specifications, cGMPs, or Applicable Laws. This evaluation will be binding on the parties, if the evaluation certifies that any Products deviate from the Specifications, cGMPs, or Applicable Laws, Client may reject those Products in the manner set forth in this Section 6.1 and Patheon will be responsible for the cost of the evaluation. If the evaluation does not so certify for any of the Products, then Client will be deemed to have accepted delivery of the Products on the 40th day after delivery {or, in the case of any defects not reasonably susceptible to discovery upon receipt of the Product, on the 40th day after discovery thereof by Client, but not after the expiration date of the Product) and Client will be responsible for the cost of the evaluation.

(c)                                  Shortages and Price Disputes. Claims for shortages in the amount of Products shipped by Patheon or a Price dispute will be dealt with by reasonable agreement of the parties. Any claim for a shortage or a Price dispute will be deemed waived if it has not been presented within 30 days of the date of invoice.

(d)                                 Product Rejection for Finished Product Specification Failure. Internal process specifications will be defined and agreed upon, if Patheon manufactures Product in accordance with the agreed upon process specifications, the batch production

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

record, and Patheon’s standard operating procedures for manufacturing, and a batch or portion of batch of Product does not meet a finished Product specification, Client will pay Patheon the applicable fee per unit for the non-conforming Product. The API in the non-conforming Product will be included in the “Quantity Converted” for purposes of calculating the “Actual Annual Yield” under Section 2.2(a).

6.2.                                                                            Product Recalls and Returns.

(a)                                 Records and Notice. Patheon and Client will each maintain records necessary to permit a Recall of any Products delivered to Client or customers of Client. Each party will promptly notify the other by telephone (to be confirmed in writing) of any information which might affect the marketability, safety or effectiveness of the Products or which might result in the Recall or seizure of the Products. Upon receiving this notice or upon this discovery, each party will stop making any further shipments of any Products in its possession or control until a decision has been made whether a Recall or some other corrective action is necessary. The decision to initiate a Recall or to take some other corrective action, if any, will be made and implemented by Client. “Recall” will mean any action (i) by Client to recover title to or possession of quantities of the Products sold or shipped to third parties (including, without limitation, the voluntary withdrawal of Products from the market); or (ii) by any regulatory authorities to detain or destroy any of the Products. Recall will also include any action by either party to refrain from selling or shipping quantities of the Products to third parties which would have been subject to a Recall if sold or shipped.

(b)                                 Recalls. If (i) any Regulatory Authority issues a directive, order or, following the issuance of a safety warning or alert about a Product, a written request that any Product be Recalled, (ii) a court of competent jurisdiction orders a Recall, or (iii) Client determines that any Product should be Recalled or that a “Dear Doctor” letter is required relating the restrictions on the use of any Product, Patheon will cooperate as reasonably required by Client, having regard to all applicable laws and regulations.

(c)                                  Product Returns. Client will have the responsibility for handling customer returns of the Products. Patheon will give Client any assistance that Client may reasonably require to handle the returns.

6.3.                                                                            Patheon’s Responsibility for Defective and Recalled Products.

(a)                                 Defective Product. If Client rejects Products under Section 6.1 and the deviation is determined to have arisen from Patheon’s failure to provide the Manufacturing Services in accordance with the Specifications, cGMPs, or Applicable Laws, Patheon will credit Client’s account for Patheon’s invoice price for the defective Products. If Client previously paid for the defective Products, Patheon will promptly, at Client’s election, either: (i) refund the invoice price for the defective

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Products; (ii) offset the amount paid against other amounts due to Patheon hereunder; or (iii) replace the Products with conforming Products without Client being liable for payment therefor under Section 3.1, contingent upon the receipt from Client of all Active Materials and Client-Supplied Components required for the manufacture of the replacement Products. For greater certainty, Patheon’s responsibility for any loss of Active Materials in defective Product will be captured and calculated in the Active Materials Yield under Section 2.2.

(b)                                 Recalled Product. If a Recall or return results from, or arises out of, a failure by Patheon to perform the Manufacturing Services in accordance with the Specifications, cGMPs, or Applicable Laws, Patheon will be responsible for the documented out-of-pocket expenses of the Recall or return and will use its commercially reasonable efforts to replace the Recalled or returned Products with new Products, contingent upon the receipt from Client of all Active Materials and Client-Supplied Components required for the manufacture of the replacement Products. For greater certainty, Patheon’s responsibility for any loss of Active Materials in Recalled Product will be captured and calculated in the Active Materials Yield under Section 2.2. If Patheon is unable to replace the Recalled or returned Products (except where this inability results from a failure to receive the required Active Materials and Client-Supplied Components), then Client may request Patheon to reimburse Client for the price that Client paid to Patheon for Manufacturing Services for the affected Products. In all other circumstances, Recalls, returns, or other corrective actions will be made at Client’s cost and expense.

(c)                                  Except as set forth in Sections 6.3(a) and (b) above, Patheon will not be liable to Client nor have any responsibility to Client for any deficiencies in, or other liabilities associated with, any Product manufactured by it, (collectively, “Product Claims”). For greater certainty, Patheon will have no obligation for any Product Claims to the extent the Product Claim (i) is caused by deficiencies in the Specifications, the safety, efficacy, or marketability of the Products or any distribution thereof, (ii) results from a defect in a Component that is not reasonably discoverable by Patheon using the test methods set forth in the Specifications, (iii) results from a defect in the Active Materials, Client-Supplied Components or Components supplied by a Client designated additional source that is not reasonably discoverable by Patheon using the test methods set forth in the Specifications, (iv) is caused by actions of third parties occurring after the Product is shipped by Patheon under Section 5.4, (v) is due to packaging design or labelling defects or omissions for which Patheon has no responsibility, (vi) is due to any unascertainable reason despite Patheon having performed the Manufacturing Services In accordance with the Specifications, cGMP’s, and Applicable Laws, or (vii) is due to any other breach by Client of its obligations under this Agreement.

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6.4.                                                                            Disposition of Defective or Recalled Products.

Client will not dispose of any damaged, defective, returned, or Recalled Products for which it intends to assert a claim against Patheon without Patheon’s prior written authorization to do so. Alternatively, Patheon may instruct Client to return the Products to Patheon. Patheon will bear the cost of disposition for any damaged, defective, returned or Recalled Products for which it bears responsibility under Section 6.3. In ail other circumstances, Client will bear the cost of disposition, including all applicable fees for Manufacturing Services, for any damaged, defective, returned, or Recalled Products.

6.5.                                                                            Healthcare Provider or Patient Questions and Complaints.

Client will have the sole responsibility for responding to questions and complaints from its customers. Questions or complaints received by Patheon from Client’s customers, healthcare providers or patients will be promptly referred to Client. Patheon will co-operate as reasonably required to allow Client to determine the cause of and resolve any questions and complaints. This assistance will include follow-up investigations, including testing. In addition, Patheon will give Client all agreed upon information that will enable Client to respond properly to questions or complaints about the Products as set forth in the Quality Agreement. Unless it is determined that the cause of the complaint resulted from a failure by Patheon to perform the Manufacturing Services in accordance with the Specifications, cGMPs, and Applicable Laws, ail costs incurred under this Section 6,5 will be borne by Client.

6.6.                                                                            Sole Remedy.

Except for the indemnity set forth in Section 10.3 and subject to the limitations set forth in Sections 10.1 and 10.2, the remedies described in this Article 6 will be Client’s sole remedy for any failure by Patheon to provide the Manufacturing Services in accordance with the Specifications, cGMPs, and Applicable Laws.

ARTICLE 7

CO-OPERATION

7.1.                                                                            Quarterly Review.

Each party will forthwith upon execution of this Agreement appoint one of its employees to be a relationship manager responsible for liaison between the parties. The relationship managers will meet not less than quarterly to review the current status of the business relationship and manage any issues that have arisen.

7.2.                                                                            Governmental Agencies.

Subject to Section 7.8, each party may communicate with any governmental agency, including but not limited to governmental agencies responsible for granting regulatory approval for the Products, regarding the Products if, in the opinion of that party’s counsel, the communication is necessary to comply with the terms of this Agreement or the requirements of

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any law, governmental order or regulation. Unless, in the reasonable opinion of its counsel, there is a legal prohibition against doing so, a party will permit the other party to accompany and take part in any communications with the agency, and to receive copies of ail communications from the agency.

7.3.                                                                            Records and Accounting by Patheon.

Patheon will keep records of the manufacture, testing, and shipping of the Products, and retain samples of the Products as are necessary to comply with manufacturing regulatory requirements applicable to Patheon, as well as to assist with resolving Product complaints and other similar investigations. Copies of the records and samples will be retained for one year following the date of Product expiry, or longer if required by law, at which time Client will be contacted concerning the delivery and destruction of the documents and/or samples of Products, Client is responsible for retaining samples of the Products necessary to comply with the legal/regulatory requirements applicable to Client,

7.4.                                                                            Inspection.

Client may inspect Patheon reports and records relating to this Agreement during normal business hours and with reasonable advance notice, but a Patheon representative must be present during the inspection.

7.5.                                                                            Access.

Patheon will give Client reasonable access at agreed times to the areas of the Manufacturing Site in which the Products are manufactured, stored, handled, or shipped to permit Client to verify that the Manufacturing Services are being performed in accordance with the Specifications, cGMPs, and Applicable Laws. But, with the exception of “for-cause” audits, Client will be limited each Year to one cGMP-type audit, lasting no more than two days, and involving no more than two auditors.

Client may request additional cGMP-type audits, additional audit days, or the participation of additional auditors subject to payment to Patheon of a fee of [***] for each additional audit day and [***] per audit day for each additional auditor. The right of access set forth in Sections 7.4 and 7.5 will not include a right to access or inspect Patheon’s financial records.

7.6.                                                                            Notification of Regulatory Inspections.

Patheon will notify Client within one Business Day of any inspections by any governmental agency specifically involving the Products. Patheon will also notify Client of receipt of any form 483’s or warning letters or any other significant regulatory action which Patheon’s quality assurance group determines could impact the regulatory status of the Products.

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7.7.                                                                            Reports.

Patheon will supply on an annual basis all Product data in its control, including release test results, complaint test results, and all investigations (in manufacturing, testing, and storage), that Client reasonably requires in order to complete any filing under any applicable regulatory regime, including any Annual Report that Client is required to file with the FDA. Any additional report requested by Client beyond the scope of cGMPs and customary FDA requirements will be subject to an additional fee to be agreed upon between Patheon and the Client.

7.8.                                                                            Regulatory Filings.

(a)                                 Regulatory Authority.  Client will have the sole responsibility for filing all documents with all Regulatory Authorities and taking any other actions that may be required for the receipt and/or maintenance of Regulatory Authority approval for the commercial manufacture of the Products. Patheon will assist Client, to the extent consistent with Patheon’s obligations under this Agreement, to obtain Regulatory Authority approval for the commercial manufacture of all Products as quickly as reasonably possible.

(b)                                 Verification of Data. Prior to filing any documents with any Regulatory Authority that incorporate data generated by Patheon, Client will give Patheon a copy of the documents incorporating this data to give Patheon the opportunity to verify the accuracy and regulatory validity of those documents as they relate to Patheon generated data. Patheon requires 21 days to perform this review but the parties may agree to a shorter time for the review as needed. In any event. Patheon’s review of this data will not prohibit Client from filing the documents with a Regulatory Authority.

(c)                                  Verification of CMC. Prior to filing with any Regulatory Authority any documentation which is or is equivalent to the FDA’s Chemistry and Manufacturing Controls (all such documentation herein referred to as “CMC”) related to any Marketing Authorization, such as a New Drug Application or Abbreviated New Drug Application, Client will give Patheon a copy of the CMC as well as ail supporting documents which have been relied upon to prepare the CMC. This disclosure will permit Patheon to verify that the CMC accurately describes the work that Patheon has performed and the manufacturing processes that Patheon will perform under this Agreement. Patheon requires 21 days to perform this review but the parties may agree to a shorter time for the review as needed. Client will give Patheon copies of ail FDA filings at the time of submission which contain CMC information regarding the Product. In any event. Patheon’s review of this data will not prohibit Client from filing the documents with a Regulatory Authority.

(d)                                 Deficiencies. If, in Patheon’s sole discretion, acting reasonably, Patheon determines that any of the information given by Client under clauses (b) and (c) above is inaccurate or deficient in any manner whatsoever (the “Deficiencies”),

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Patheon will notify Client in writing of the Deficiencies. The parties will work together to have the Deficiencies resolved prior to any pre-approval inspection.

(e)                                  Client Responsibility. For clarity, the parties agree that in reviewing the documents referred to in clause (b) above, Patheon’s role will be limited to verifying the accuracy of the description of the work undertaken or to be undertaken by Patheon. Subject to the foregoing, Patheon will not assume any responsibility for the accuracy of any application for receipt of an approval by a Regulatory Authority. The Client is solely responsible for the preparation and filing of the application for approval by the Regulatory Authority and any relevant costs will be borne by the Client.

7.9.                                                                            Inspection by Regulatory Authorities.

If Client does not give Patheon the documents requested under clause (b) above within the time specified and if Patheon reasonably believes that Patheon’s standing with a Regulatory Authority may be jeopardized, Patheon may, in its sole discretion after giving written notice to Client, delay or postpone any inspection by the Regulatory Authority until Patheon has reviewed the requested documents and is satisfied with their contents.

ARTICLE 8

TERM AND TERMINATION

8.1.                                                                            Initial Term.

This Agreement will become effective as of the Effective Date and will continue until December 31, 2016 (the “Initial Term”), unless terminated earlier by one of the parties in accordance herewith. This Agreement will automatically renew after the Initial Term for successive terms of one Year each if there is a Product Agreement in effect, unless either party gives written notice to the other party of its intention to terminate this Agreement at least 18 months prior to the end of the then current term. In any event, the Segal terms and conditions of this Agreement will continue to govern any Product Agreement in effect as provided in Section 1.2. Each Product Agreement will have an initial term of two Years from the start of commercial manufacture at the Manufacturing Site for the Product unless the parties agree to a different number of Years in the applicable Product Agreement (each, an “Initial Product Term”). Product Agreements will automatically renew after the Initial Product Term for successive terms of one Year each unless either party gives written notice to the other party of its intention to terminate the Product Agreement at least 18 months prior to the end of the then current term.

8.2.                                                                            Termination for Cause.

(a)                                 Either party at its sole option may terminate this Agreement or a Product Agreement upon written notice where the other party has failed to remedy a material breach of any of its representations, warranties, or other obligations under this Agreement or

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the Product Agreement within 60 days following receipt of a written notice (the “Remediation Period”) of the breach that expressly states that it is a notice under this Section 8.2(a) (a “Breach Notice”). The aggrieved party’s right to terminate this Agreement or a Product Agreement under this Section 8.2(a) may only be exercised for a period of 60 days following the expiry of the Remediation Period (where the breach has not been remedied) and if the termination right is not exercised during this period then the aggrieved party will be deemed to have waived the breach of the representation, warranty, or obligation described in the Breach Notice.

(b)                                 Either party at its sole option may immediately terminate this Agreement or a Product Agreement upon written notice, but without prior advance notice, to the other party if: (i) the other party is declared insolvent or bankrupt by a court of competent jurisdiction; (ii) a voluntary petition of bankruptcy is filed in any court of competent jurisdiction by the other party; or (iii) this Agreement or a Product Agreement is assigned by the other party for the benefit of creditors.

(c)                                  Client may terminate a Product Agreement upon 30 days’ prior written notice if any Authority takes any action, or raises any objection, that prevents Client from importing, exporting, purchasing, or selling the Product. But if this occurs, Client must still fulfill ail of its obligations under Section 8.4 below and under any Capital Equipment Agreement regarding the Product.

(d)                                 Patheon may terminate this Agreement or a Product Agreement upon six months’ prior written notice if Client assigns under Section 13.6 any of its rights under this Agreement or a Product Agreement to an assignee that, in the opinion of Patheon acting reasonably, is: (i) not a credit worthy substitute for Client; or (ii) a Patheon Competitor; or (iii) an entity with whom Patheon has had prior unsatisfactory business relations.

8.3.                                                                            Product Discontinuation.

Client will give at least six months’ advance notice if it intends to no longer order Manufacturing Services for a Product due to this Product’s discontinuance in the market.

8.4.                                                                            Obligations on Termination.

If a Product Agreement is completed, expires, or is terminated in whole or in part for any reason, then:

(a)                                 Client will take delivery of and pay for ail undelivered Products that are manufactured and/or packaged under a Firm Order, at the price in effect at the time the Firm Order was placed;

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(b)                                 Client will purchase, at Patheon’s cost (including ail costs incurred by Patheon for the purchase and handling of the Inventory), the Inventory applicable to the Products which was purchased, produced or maintained by Patheon in contemplation of filling Firm Orders or in accordance with Section 5.2;

(c)                                  Client will satisfy the purchase price payable under Patheon’s orders with suppliers of Components, if the orders were made by Patheon in reliance on Firm Orders or in accordance with Section 5.2;

(d)                                 Client acknowledges that no Patheon Competitor will be permitted access to the Manufacturing Site; and

(e)                                  Client will make commercially reasonable efforts, at its own expense, to remove from Patheon site(s), within 30 days, ail unused Active Material and Client-Supplied Components, all applicable inventory and Materials (whether current or obsolete), supplies, undelivered Product, chattels, equipment or other moveable property owned by Client, related to the Agreement and located at a Patheon site or that is otherwise under Patheon’s care and control (“Client Property”), if Client fails to remove the Client Property within 30 days following the completion, termination, or expiration of the Product Agreement, Client will pay Patheon [***] per pallet, per month, one pallet minimum (except that Client will pay [***] per pallet, per month, one pallet minimum, for any of the Client Property that contains controlled substances, requires refrigeration or other special storage requirements) thereafter for storing the Client Property and will assume any third party storage charges invoiced to Patheon regarding the Client Property. Patheon will invoice Client for the storage charges as set forth in Section 5.5 of this Agreement.

Any termination or expiration of this Agreement or a Product Agreement will not affect any outstanding obligations or payments due prior to the termination or expiration, nor will it prejudice any other remedies that the parties may have under this Agreement or a Product Agreement or any related Capital Equipment Agreement. For greater certainty, termination of this Agreement or of a Product Agreement for any reason will not affect the obligations and responsibilities of the parties under Articles 10 and 11 and Sections 5.4, 5.5, 8.4, 13.1, 13.2,13.3, and 13.16, all of which survive any termination.

ARTICLE 9

REPRESENTATIONS. WARRANTIES AND COVENANTS

9.1.                                                                            Authority.

Each party covenants, represents, and warrants that it has the full right and authority to enter into this Agreement and that it is not aware of any impediment that would inhibit its ability to perform its obligations hereunder.

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9.2.                                                                            Client Warranties.

Client covenants, represents, and warrants that:

(a)                                 Non-Infringement.

(i)                                     the Specifications for each of the Products are its or its Affiliate’s property and that Client may lawfully disclose the Specifications to Patheon;

(ii)                                  any Client Intellectual Property, used by Patheon in performing the Manufacturing Services according to the Specifications (A) is Client’s or its Affiliate’s unencumbered property, (B) may be lawfully used as directed by Client, and (C) does not infringe and will not infringe any Third Party Rights;

(iii)                               the performance of the Manufacturing Services by Patheon for any Product under this Agreement or any Product Agreement or the use or other disposition of any Product by Patheon as may be required to perform its obligations under this Agreement or under any Product Agreement does not and will not infringe any Third Party Rights;

(iv)                              there are no actions or other legal proceedings, concerning the infringement of Third Party Rights related to any of the Specifications, or any of the Active Materials and the Components, or the sale, use, or other disposition of any Product made in accordance with the Specifications;

(b)                                 Quality and Compliance.

(i)                                     the Specifications for all Products conform to alt applicable cGMPs and Applicable Laws;

(ii)                                  the Products, if labelled and manufactured in accordance with the Specifications and in compliance with applicable cGMPs and Applicable Laws (i) may be lawfully sold and distributed in every jurisdiction in which Client markets the Products, (ii) will be fit for the purpose intended, and (iii) will be safe for human consumption;

(iii)                               on the date of shipment, the API will conform to the specifications for the API that Client has given to Patheon and that the API will be adequately contained, packaged, and labelled and will conform to the affirmations of fact on the container.

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9.3.                                                                            Patheon Warranties.

Patheon covenants, represents, and warrants that:

(a)                                 it will perform the Manufacturing Services in accordance with the Specifications, cGMPs, and Applicable Laws; and

(b)                                 any Patheon Intellectual Property used by Patheon to perform the Manufacturing Services (i) is Patheon’s or its Affiliate’s unencumbered property, (ii) may be lawfully used by Patheon, and (iii) does not infringe and will not infringe any Third Party Rights.

9.4.                                                                            Debarred Persons.

Patheon covenants that it will not in the performance of its obligations under this Agreement use the services of any person debarred or suspended under 21 U.S.C. §335(a) or (b). Patheon represents that It does not currently have, and covenants that it will not hire, as an officer or an employee any person who has been convicted of a felony under the laws of the United States for conduct relating to the regulation of any drug product under the Federal Food, Drug, and Cosmetic Act (United States).

9.5.                                                                            Permits.

Client will be solely responsible for obtaining or maintaining, on a timely basis, any permits or other regulatory approvals for the Products or the Specifications, including, without limitation, ail marketing and post-marketing approvals.

Patheon will maintain at all relevant times ail governmental permits, licenses, approval, and authorities required to enable it to lawfully and properly perform the Manufacturing Services.

9.6.                                                                            No Warranty.

PATHEON MAKES NO WARRANTY OR CONDITION OF ANY KIND, EITHER EXPRESSED OR IMPLIED, BY FACT OR LAW, OTHER THAN THOSE EXPRESSLY SET FORTH IN THIS AGREEMENT. PATHEON MAKES NO WARRANTY OR CONDITION OF FITNESS FOR A PARTICULAR PURPOSE NOR ANY WARRANTY OR CONDITION OF MERCHANTABILITY FOR THE PRODUCTS.

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ARTICLE 10

REMEDIES AND INDEMNITIES

10.1.                                                                     Consequential Damages.

Under no circumstances whatsoever will either party be liable to the other in contract, tort, negligence, breach of statutory duty, or otherwise for (i) any {direct or indirect) loss of profits, of production, of anticipated savings, of business, or goodwill or (ii) for any other liability, damage, costs, or expense of any kind incurred by the other party of an indirect or consequential nature, regardless of any notice of the possibility of these damages.

10.2.                                                                     Limitation of Liability.

(a)                                 Active Materials. Except as expressly set forth in Section 2.2, under no circumstances will Patheon be responsible for any loss or damage to the Active Materials. Patheon’s maximum responsibility for loss or damage to the Active Materials in a Year will not exceed the [***] set forth in Schedule D of a Product Agreement.

(b)                                 Patheon Maximum liability. Patheon’s maximum liability to Client under this Agreement or any Product Agreement in a Year for any reason whatsoever, including, without limitation, any liability arising under Article 6 hereof or resulting from any and all breaches of its representations, warranties, or any other obligations under this Agreement or any Product Agreement, but excluding Patheon’s indemnity obligations under Section 10.3, will not exceed on a per Product basis the greater of [***] or [***] of revenues per Year to Patheon under the applicable Product Agreement.

10.3.                                                                     Patheon Indemnity.

(a)                                 Patheon agrees to defend and indemnify Client, its officers, employees, and agents against all losses, damages, costs, claims, demands, judgments and liability to, from and in favour of third parties (other than Affiliates) resulting from, or relating to any claim of personal injury or property damage to the extent that the injury or damage is the result of a failure by Patheon to perform the Manufacturing Services in accordance with the Specifications, cGMPs, and Applicable Laws except to the extent that the losses, damages, costs, claims, demands, judgments, and liability are due to the negligence or wrongful act(s) of Client, its officers, employees, agents, or Affiliates.

(b)                                 If a claim occurs, Client will: (a) promptly notify Patheon of the claim; (b) use commercially reasonable efforts to mitigate the effects of the claim; (c) reasonably cooperate with Patheon in the defense of the claim; and (d) permit Patheon to control the defense and settlement of the claim, ail at Patheon’s cost and expense.

10.4.                                                                     Client Indemnity.

(a)                                 Client agrees to defend and indemnify Patheon, its officers, employees, and agents against all losses, damages, costs, claims, demands, judgments and liability to, from and in favour of third parties {other than Affiliates) resulting from, or relating to

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any claim of infringement or alleged infringement of any Third Party Rights in the Products, or any portion thereof, or any claim of personal injury or property damage to the extent that the injury or damage is the result of a breach of this Agreement by Client, including, without limitation, any representation or warranty contained herein, except to the extent that the losses, damages, costs, claims, demands, judgments, and liability are due to the negligence or wrongful act(s) of Patheon, its officers, employees, or agents.

(b)                                 If a claim occurs, Patheon will: (a) promptly notify Client of the claim; (b) use commercially reasonable efforts to mitigate the effects of the claim; (c) reasonably cooperate with Client in the defense of the claim; and (d) permit Client to control the defense and settlement of the claim, all at Client’s cost and expense.

10.5.                                                                     Reasonable Allocation of Risk.

This Agreement (including, without limitation, this Article 10) is reasonable and creates a reasonable allocation of risk for the relative profits the parties each expect to derive from the Products. Patheon assumes only a limited degree of risk arising from the manufacture, distribution, and use of the Products because Client has developed and holds the marketing approval for the Products, Client requires Patheon to manufacture and label the Products strictly in accordance with the Specifications, and Client, not Patheon, is best positioned to inform and advise potential users about the circumstances and manner of use of the Products.

ARTICLE 11

CONFIDENTIALITY

11.1.                                                                     Confidentiality.

The Confidentiality Agreement will apply to all confidential information disclosed by the parties under this Agreement or any Product Agreement. If the Confidentiality Agreement expires or is terminated prior to the expiration or termination of this Agreement or any Product Agreement, the terms of the Confidentiality Agreement will continue to govern the parties’ obligations of confidentiality for any confidential or proprietary information disclosed by the parties hereunder, for the term of this Agreement or any Product Agreement, as though the Confidentiality Agreement remained in full force and effect.

ARTICLE 12

DISPUTE RESOLUTION

12.1.                                                                     Commercial Disputes.

If any dispute arises out of this Agreement or any Product Agreement (other than a dispute under Section 6.1(b) or a Technical Dispute, as defined herein), the parties will first try to

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resolve it amicably. In that regard, any party may send a notice of dispute to the other, and each party will appoint, within ten Business Days from receipt of the notice of dispute, a single representative having full power and authority to resolve the dispute. The representatives will meet as necessary in order to resolve the dispute. If the representatives fail to resolve the matter within one month from their appointment, or if a party fails to appoint a representative within the ten Business Day period set forth above, the dispute will immediately be referred to the Chief Operating Officer (or another officer as he/she may designate) of each party who will meet and discuss as necessary to try to resolve the dispute amicably. Should the parties fail to reach a resolution under this Section 12.1, the dispute will be referred to a court of competent jurisdiction in accordance with Section 13.16.

12.2.                                                                     Technical Dispute Resolution.

If a dispute arises (other than disputes under Sections 6.1(b) or 12.1) between the parties that is exclusively related to technical aspects of the manufacturing, packaging, labelling, quality control testing, handling, storage, or other activities under this Agreement (a “Technical Dispute”), the parties will make all reasonable efforts to resolve the dispute by amicable negotiations, in that regard, senior representatives of each party will, as soon as possible and in any event no later than ten Business Days after a written request from either party to the other, meet in good faith to resolve any Technical Dispute. If, despite this meeting, the parties are unable to resolve a Technical Dispute within a reasonable time, and in any event within 30 Business Days of the written request, the Technical Dispute will, at the request of either party, be referred for determination to an expert in accordance with Exhibit A. if the parties cannot agree that a dispute is a Technical Dispute, Section 12.1 will prevail. For greater certainty, the parties agree that the release of the Products for sale or distribution under the applicable marketing approval for the Products will not by itself indicate compliance by Patheon with its obligations for the Manufacturing Services and further that nothing in this Agreement (including Exhibit A) will remove or limit the authority of the relevant qualified person (as specified by the Quality Agreement) to determine whether the Products are to be released for sale or distribution.

ARTICLE 13

MISCELLANEOUS

13.1.                                                                     Inventions.

(a)                                 For the term of this Agreement, Client hereby grants to Patheon a non-exclusive, paid-up, royalty-free, non-transferable license of Client’s Intellectual Property which Patheon must use in order to perform the Manufacturing Services.

(b)                                 All Intellectual Property generated or derived by Patheon while performing the Manufacturing Services, to the extent it is specific to the development, manufacture, use, and sale of Client’s Product that is the subject of the Manufacturing Services, will be the exclusive property of Client.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(c)                                  All Patheon Intellectual Property will be the exclusive property of Patheon. Patheon hereby grants to Client a perpetual, irrevocable, non-exclusive, paid-up, royalty-free, transferable license to use the Patheon Intellectual Property used by Patheon to perform the Manufacturing Services to enable Client to manufacture the Produces).

(d)                                 Each party will be solely responsible for the costs of filing, prosecution, and maintenance of patents and patent applications on its own Inventions.

(e)                                  Either party will give the other party written notice, as promptly as practicable, of all Inventions which can reasonably be deemed to constitute improvements or other modifications of the Products or processes or technology owned or otherwise controlled by the party.

13.2.                                                                     Intellectual Property.

Subject to Section 13.1, all Client Intellectual Property will be owned by Client and all Patheon Intellectual Property will be owned by Patheon. Neither party has, nor will it acquire, any interest in any of the other party’s Intellectual Property unless otherwise expressly agreed to in writing. Neither party will use any Intellectual Property of the other party, except as specifically authorized by the other party or as required for the performance of its obligations under this Agreement.

13.3.                                                                     Insurance.

Each party will maintain commercial general liability insurance, including blanket contractual liability insurance covering the obligations of that party under this Agreement through the term of this Agreement and for a period of three years thereafter, This insurance will have policy limits of not than (i) [***] for each occurrence for personal injury or property damage liability; and (ii) [***] in the aggregate per annum for product and completed operations liability, if requested each party will give the other a certificate of insurance evidencing the above and showing the name of the issuing company, the policy number, the effective date, the expiration date, and the limits of liability. The insurance certificate will further provide for a minimum of 30 days’ written notice to the insured of a cancellation of, or material change in, the insurance. If a party is unable to maintain the insurance policies required under this Agreement through no fault of its own, then the party will forthwith notify the other party in writing and the parties will in good faith negotiate appropriate amendments to the insurance provision of this Agreement in order to provide adequate assurances.

13.4.                                                                     Independent Contractors.

The parties are independent contractors and this Agreement and any Product Agreement will not be construed to create between Patheon and Client any other relationship such as, by way of example only, that of employer-employee, principal agent, joint-venturer, co-partners, or any similar relationship, the existence of which is expressly denied by the parties.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

13.5.                                                                     No Waiver.

Either party’s failure to require the other party to comply with any provision of this Agreement or any Product Agreement will not be deemed a waiver of the provision or any other provision of this Agreement or any Product Agreement, with the exception of Sections 6.1 and 8.2 of this Agreement.

13.6.                                                                     Assignment.

(a)                                 Patheon may not assign this Agreement or any Product Agreement or any of its associated rights or obligations without the written consent of Client, this consent not to be unreasonably withheld. Patheon may arrange for subcontractors to perform specific testing services arising under any Product Agreement with the prior written consent of Client. Further it is specifically agreed that Patheon may subcontract any part of the Manufacturing Services under a Product Agreement to any of its Affiliates.

(b)                                 Subject to Section 8.2(d), Client may assign this Agreement or any Product Agreement or any of its associated rights or obligations without approval from Patheon. But Client will give Patheon prior written notice of any assignment, any assignee will covenant in writing with Patheon to be bound by the terms of this Agreement or the Product Agreement, and Client will remain liable hereunder. Any partial assignment will be subject to Patheon’s cost review of the assigned Products and Patheon may terminate this Agreement or any Product Agreement or any assigned part thereof, on 12 months’ prior written notice to Client and the assignee if good faith discussions do not lead to agreement on amended Manufacturing Service fees within a reasonable time.

(c)                                  Despite the foregoing provisions of this Section 13.6, either party may assign this Agreement or any Product Agreement to any of its Affiliates or to a successor to or purchaser of ail or substantially all of its business, but the assignee must execute an agreement with the non-assigning party whereby it agrees to be bound hereunder.

13.7.                                                                     Force Majeure.

Neither party will be liable for the failure to perform its obligations under this Agreement or any Product Agreement if the failure is caused by an event beyond that party’s reasonable control, including, but not limited to, strikes or other labor disturbances, lockouts, riots, quarantines, communicable disease outbreaks, wars, acts of terrorism, fires, floods, storms, interruption of or delay in transportation, lack of or inability to obtain fuel, power or components, or compliance with any order or regulation of any government entity acting within colour of right (a “Force Majeure Event”). A party claiming a right to excused performance under this Section 13.7 will immediately notify the other party in writing of the extent of its inability to perform, which notice will specify the event beyond its reasonable control that prevents the performance. Neither party will be entitled to rely on a Force Majeure Event to relieve it from an obligation to

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

pay money (including any interest for delayed payment) which would otherwise be due and payable under this Agreement or any Product Agreement.

13.8.                                                                     Additional Product.

Additional Products may be added to, or existing Products deleted from, any Product Agreement by amendments to the Product Agreement including Schedules A, B, C, and D as applicable.

13.9.                                                                     Notices.

Unless otherwise agreed in a Product Agreement, any notice, approval, instruction or other written communication required or permitted hereunder will be sufficient if made or given to the other party by personal delivery, by telecopy, facsimile communication, or confirmed receipt email or by sending the same by first class mail, postage prepaid to the respective addresses, telecopy or facsimile numbers or electronic mail addresses set forth below:

if to Client:.

Osmotica Pharmaceutical Corp.

895 Sawyer Road

Marietta, GA 30061

Attention: Steve Banet

Telecopier No.:

Email address:

With a copy to:

Osmotica Pharmaceutical Corp.

1205 Culbreth Drive, Suite 200

Wilmington, NC 28405

Attention; General Counsel

Telecopier No.:

Email address:

If to Patheon:

Patheon Pharmaceuticals Inc.

2110 East Galbraith Road

Cincinnati, OH 45237-1625

Attention: Director of Legal

Services
Telecopier No.:

Email address:

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

With a copy to:

Patheon Inc.

4721 Emperor Boulevard Research

Triangle Park,

NC 27703

Attention: General Counsel

Telecopier No.:

Email address:

or to any other addresses, telecopy or facsimile numbers or electronic mail addresses given to the other party in accordance with the terms of this Section 13.9. Notices or written communications made or given by personal delivery, telecopy, facsimile, or electronic mail will be deemed to have been sufficiently made or given when sent (receipt acknowledged), or if mailed, five days after being deposited in the United States, Canada, or European Union mail, postage prepaid or upon receipt, whichever is sooner.

13.10.                                                              Severability.

If any provision of this Agreement or any Product Agreement is determined by a court of competent jurisdiction to be invalid, illegal, or unenforceable in any respect, that determination will not impair or affect the validity, legality, or enforceability of the remaining provisions, because each provision is separate, severable, and distinct.

13.11.                                                              Entire Agreement.

This Agreement, together with the applicable Product Agreement, Quality Agreement and the Confidentiality Agreement, constitutes the full, complete, final and integrated agreement between the parties relating to the subject matter hereof and supersedes ail previous written or oral negotiations, commitments, agreements, transactions, or understandings concerning the subject matter hereof. Any modification, amendment, or supplement to this Agreement or any Product Agreement must be in writing and signed by authorized representatives of both parties. In case of conflict, the prevailing order of documents will be this Agreement, the Product Agreement, the Quality Agreement, and the Confidentiality Agreement.

13.12.                                                              Other Terms.

No terms, provisions or conditions of any purchase order or other business form or written authorization used by Client or Patheon will have any effect on the rights, duties, or obligations of the parties under or otherwise modify this Agreement or any Product Agreement, regardless of any failure of Client or Patheon to object to the terms, provisions, or conditions unless the document specifically refers to this Agreement or the applicable Product Agreement and is signed by both parties.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

13.13.                                                              No Third Party Benefit or Right.

For greater certainty, nothing in this Agreement or any Product Agreement will confer or be construed as conferring on any third party any benefit or the right to enforce any express or implied term of this Agreement or any Product Agreement.

13.14.                                                              Execution in Counterparts.

This Agreement and any Product Agreement may be executed in two or more counterparts, by original or facsimile signature, each of which will be deemed an original, but all of which together will constitute one and the same instrument,

13.15.                                                              Use of Client Name.

Patheon will not make any use of Client’s name, trademarks or logo or any variations thereof, alone or with any other word or words, without the prior written consent of Client, which consent will not be unreasonably withheld. Despite this, Client agrees that Patheon may include Client’s name and logo in customer lists or related marketing and promotional material for the purpose of identifying users of Patheon’s Manufacturing Services.

13.16.                                                              Taxes.

(a)                                 The Client will bear all taxes, duties, levies and similar charges {and any related interest and penalties) (“Tax” or “Taxes”), however designated, imposed as a result of the provision by the Patheon of Services under this Agreement, except:

(i)                                     any Tax based on net income or gross income that is imposed on Patheon by its jurisdiction of formation or incorporation (“Resident Jurisdiction”);

(ii)                                  any Tax based on net income or gross income that is imposed on Patheon by jurisdictions other than its Resident Jurisdiction if this tax is based on a permanent establishment of Patheon; and

(iii)                               any Tax that is recoverable by Patheon in the ordinary course of business for purchases made by Patheon in the course of providing its Services, such as Value Added Tax (as more fully defined in subparagraph (d) below), Goods & Services Tax (“GST”) and similar taxes.

(b)                                 If the Client is required to bear a tax, duty, levy or similar charge under this Agreement by any state, federal, provincial or foreign government, including, but not limited to, Value Added Tax, the Client will pay the tax, duty, levy or similar charge and any additional amounts to the appropriate taxing authority as are necessary to ensure that the net amounts received by Patheon hereunder after all such payments or withholdings equal the amounts to which Patheon is otherwise entitled under this Agreement as if the tax, duty, levy or similar charge did not exist.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(c)                                  Patheon will not collect an otherwise applicable tax if the Client’s purchase is exempt from Patheon’s collection of the tax and a valid tax exemption certificate is furnished by the Client to Patheon.

(d)                                 if subparagraph 13.16 (a)(iii) does not apply, any payment due under this Agreement for the provision of Services to the Client by Patheon is exclusive of value added taxes, turnover taxes, sales taxes or similar taxes, including any related interest and penalties (hereinafter all referred to as “VAT”), if any VAT is payable on a Service supplied by Patheon to the Client under this Agreement, this VAT will be added to the invoice amount and will be for the account of (and reimbursable to Patheon by) the Client. If VAT on the supplies of Patheon is payable by the Client under a reverse charge procedure (i.e., shifting of liability, accounting or payment requirement to recipient of supplies), the Client will ensure that Patheon will not effectively be held liable for this VAT by the relevant taxing authorities or other parties. Where applicable, Patheon will use its reasonable commercial efforts to ensure that its invoices to the Client are issued in such a way that these invoices meet the requirements for deduction of input VAT by the Client, if the Client is permitted by law to do so.

(e)                                  Any Tax that Client pays, or is required to pay, but which Client believes should properly be paid by Patheon pursuant hereto may not be offset against sums due by Client to Patheon whether due pursuant to this Agreement or otherwise.

13.17.                                                              Governing Law.

This Agreement and, unless otherwise agreed by the parties in a Product Agreement, will be construed and enforced in accordance with the laws of the State of New York and the laws of the United States of America applicable therein and subject to the exclusive jurisdiction of the courts thereof. The UN Convention on Contracts for the International Sale of Goods will not apply to this Agreement.

[Signature page to follow]

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

IN WITNESS WHEREOF, the duly authorized representatives of the parties have executed this Agreement as of the Effective Date.

PATHEON PHARMACEUTICALS INC.

APPROVED BY LEGAL
		By:	/s/ Francis P. McCune
FPM	8-31-14	Name:	Francis P. McCune
Initials	Date	Title:	Secretary

OSMOTICA PHARMACEUTICAL CORP.

		By:	/s/ Kenneth Gayron
		Name:	Kenneth Gayron
		Title:	Chief Financial Officer

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

APPENDIX 1
 FORM OF PRODUCT AGREEMENT
 includes Schedules A to D)

PRODUCT AGREEMENT

This Product Agreement (this “Product Agreement”) is issued under the Master Manufacturing Services Agreement dated August 21, 2014 between Patheon Pharmaceuticals Inc., and Osmotica Pharmaceutical Corp., (the “Master Agreement”), and is entered into [insert effective date] (the “Effective Date”), between Patheon Pharmaceuticals Inc., [or applicable Patheon Affiliate], a corporation existing under the laws of the State of Delaware [or applicable founding jurisdiction for Patheon Affiliate], having a principal place of business at 2110 East Gaibraith Road, Cincinnati, OH 45237-1625 [or Patheon Affiliate address] (“Patheon”) and [insert Client name, legal entity, founding jurisdiction and address] (“Client”).

The terms and conditions of the Master Agreement are incorporated herein except to the extent this Product Agreement expressly references the specific provision in the Master Agreement to be modified by this Product Agreement. Ail capitalized terms that are used but not defined in this Product Agreement will have the respective meanings given to them in the Master Agreement.

The Schedules to this Product Agreement are incorporated into and will be construed in accordance with the terms of this Product Agreement.

1.                                      Product List and Specifications (See Schedule A attached hereto)

2.                                      Minimum Order Quantity, Annual Volume, and Price (See Schedule B attached hereto)

3.                                      Annual Stability Testing and Validation Activities (if applicable) (See Schedule C attached hereto)

4.                                      Active Materials, Active Materials Credit Value, and Maximum Credit Value (See Schedule D attached hereto)

5.                                      Yearly Forecasted Volume: (insert for sterile products if applicable under Section 4.2.1)

6.                                      Territory: (insert the description of the Territory here)

7.                                      Manufacturing Site: (insert address of Patheon Manufacturing Site where the Manufacturing Services will be performed)

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

8.                                      Governing Law: (if applicable under Section 13.17 of the Master Agreement)

9.                                      Inflation Index: (if applicable under Section 4.2(a) of the Master Agreement for Products manufactured outside of the Unites States or Puerto Rico)

10.                               Currency: (if applicable under Section 1.4 of the Master Agreement)

11.                               Initial Set Exchange Rate: (if applicable under Section 4.2(d) of the Master Agreement)

12.                               Initial Product Term: (if applicable under Section 8.1 of the Master Agreement)

13.                               Notices: (if applicable under Section 13.9 of the Master Agreement)

14.                               Other Modifications to the Master Agreement: (if applicable under Section 1.2 of the Master Agreement)

IN WITNESS WHEREOF, the duly authorized representatives of the parties have executed this Product Agreement as of the Effective Date set forth above.

PATHEON PHARMACEUTICALS INC. [or applicable Patheon Affiliate]

By:

Name:

Title:

OSMOTICA PHARMACEUTICAL CORP.

By:

Name:

Title:

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

SCHEDULE A

PRODUCT LIST AND SPECIFICATIONS

Product List

Specifications

Prior to the start of commercial manufacturing of Product under this Agreement Client will give Patheon the originally executed copies of the Specifications as approved by the applicable Regulatory Authority. If the Specifications received are subsequently amended, then Client will give Patheon the revised and originally executed copies of the revised Specifications. Upon acceptance of the revised Specifications, Patheon will give Client a signed and dated receipt indicating Patheon’s acceptance of the revised Specifications.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

SCHEDULE B

MINIMUM ORDER QUANTITY, ANNUAL VOLUME. AND PRICE

[Insert Price Table]

Manufacturing Assumptions:

Packaging Assumptions:

Testing Assumptions:

The following cost items are included in the Price for the Products:

•                  [***]

•                  [***]

•                  [***]

•                  [***]

•                  [***]

•                  [***]

•                  [***]

•                  [***]

•                  [***]

•                  [***]

•                  [***]

•                  [***]

•                  [***]

•                  [***]

•                  [***]

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

•                  [***]

•                  [***]

•                  [***]

The following cost items are not included in the Price for the Products:

•                  [***]

•                  [***]

•                  [***]

•                  [***]

•                  [***]

•                  [***]

•                  [***]

•                  [***]

•                  [***]

•                  [***]

•                  [***]

•                  [***]

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

SCHEDULE C

ANNUAL STABILITY TESTING [and VALIDATION ACTIVITIES (if applicable)]

Patheon and Client will agree in writing on any stability testing to be performed by Patheon on the Products. This agreement will specify the commercial and Product stability protocols applicable to the stability testing and the fees payable by Client for this testing.

[NTD: Schedule C should clearly indicate when and/or under what conditions Patheon’s responsibility to perform stability testing will end]

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

SCHEDULE D

ACTIVE MATERIALS

Active Materials	Supplier
•	•
•	•

ACTIVE MATERIALS CREDIT VALUE

The Active Materials Credit Value will be as follows:

PRODUCT	ACTIVE MATERIALS	ACTIVE MATERIALS CREDIT VALUE
Client’s actual cost for Active Materials not to exceed $ per kilogram

MAXIMUM CREDIT VALUE

Patheon’s liability for Active Materials calculated in accordance with Section 2.2 of the Master Agreement [for any Product] in a Year will not exceed, in the aggregate, the maximum credit value set forth below:

PRODUCT	MAXIMUM CREDIT VALUE
[***] of revenues per Year to Patheon under this Product

[End of Product Agreement]

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT A

TECHNICAL DISPUTE RESOLUTION

Technical Disputes which cannot be resolved by negotiation as provided in Section 12.2 will be resolved in the following manner:

1.             Appointment of Expert. Within ten Business Days after a party requests under Section 12.2 that an expert be appointed to resolve a Technical Dispute, the parties will jointly appoint a mutually acceptable expert with experience and expertise in the subject matter of the dispute, if the parties are unable to so agree within the ten Business Day period, or in the event of disclosure of a conflict by an expert under Paragraph 2 hereof which results in the parties not confirming the appointment of the expert, then an expert (willing to act in that capacity hereunder) will be appointed by an experienced arbitrator on the roster of the American Arbitration Association.

2.             Conflicts of interest. Any person appointed as an expert will be entitled to act and continue to act as an expert even if at the time of his appointment or at any time before he gives his determination, he has or may have some interest or duty which conflicts or may conflict with his appointment if before accepting the appointment (or as soon as practicable after he becomes aware of the conflict or potential conflict) he fully discloses the interest or duty and the parties will, after the disclosure, have confirmed his appointment.

3.             Not Arbitrator. No expert will be deemed to be an arbitrator and the provisions of the American Arbitration Act or of any other applicable statute (foreign or domestic) and the law relating to arbitration will not apply to the expert or the expert’s determination or the procedure by which the expert reaches his determination under this Exhibit A.

4.             Procedure. Where an expert is appointed:

(a)                           Timing. The expert will be so appointed on condition that (i) he promptly fixes a reasonable time and place for receiving representations, submissions or information from the parties and that he issues the authorizations to the parties and any relevant third party for the proper conduct of his determination and any hearing and (ii) he renders his decision (with full reasons) within 15 Business Days (or another other date as the parties and the expert may agree) after receipt of all information requested by him under Paragraph 4(b) hereof.

(b)                           Disclosure of Evidence. The parties undertake one to the other to give to any expert all the evidence and information within their respective possession or control as the expert may reasonably consider necessary for determining the matter before him which they will disclose promptly and in any event within five Business Days of a written request from the relevant expert to do so.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(c)                            Advisors. Each party may appoint any counsel, consultants and advisors as it feels appropriate to assist the expert in his determination and so as to present their respective cases so that at all times the parties will co-operate and seek to narrow and limit the issues to be determined.

(d)                           Appointment of New Expert. If within the time specified in Paragraph 4(a) above the expert will not have rendered a decision in accordance with his appointment, a new expert may (at the request of either party) be appointed and the appointment of the existing expert will thereupon cease for the purposes of determining the matter at issue between the parties save this if the existing expert renders his decision with full reasons prior to the appointment of the new expert, then this decision will have effect and the proposed appointment of the new expert will be withdrawn.

(e)                            Final and Binding. The determination of the expert will, except for fraud or manifest error, be final and binding upon the parties.

(f)                             Costs. Each party will bear its own costs for any matter referred to an expert hereunder and, in the absence of express provision in the Agreement to the contrary, the costs and expenses of the expert will be shared equally by the parties.

For greater certainty, the release of the Products for sale or distribution under the applicable marketing approval for the Products will not by itself indicate compliance by Patheon with its obligations for the Manufacturing Services and further that nothing in this Agreement (including this Exhibit A) will remove or limit the authority of the relevant qualified person (as specified by the Quality Agreement) to determine whether the Products are to be released for sale or distribution.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT C

QUARTERLY ACTIVE MATERIALS INVENTORY REPORT

TO:                 OSMOTICA PHARMACEUTICAL CORP.

FROM:          PATHEON PHARMACEUTICALS INC. [or applicable Patheon entity]

RE:                                                   Active Materials quarterly inventory report under Section 2.2(a) of the Master Manufacturing Services Agreement dated August 21, 2014 (the “Agreement”)

Reporting quarter:

Active Materials on hand at beginning of quarter:	kg (A)

Active Materials on hand at end of quarter:	kg (B)

Quantity Received during quarter:	kg (C)

Quantity Dispensed(1) during quarter: (A + C – B)	kg

Quantity Converted during quarter: (total Active Materials in Products produced and not rejected, recalled or returned)	kg

Capitalized terms used in this report have the meanings giving to the terms in the Agreement.

PATHEON PHARMACEUTICALS INC.	Date:
[or applicable Patheon entity]

Per:
Name:
Title:

(1) Excludes any (i) Active Materials that must be retained by Patheon as samples, (ii) Active Materials contained in Product that must be retained as samples, (iii) Active Materials used in testing (if applicable), and (iv) Active Materials received or consumed in technical transfer activities or development activities, including, without limitation, any regulatory, stability, validation, or test batches manufactured during the quarter.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT D

REPORT OF ANNUAL ACTIVE MATERIALS INVENTORY RECONCILIATION AND CALCULATION OF ACTUAL ANNUAL YIELD

TO:	OSMOTICA PHARMACEUTICAL CORP.

FROM:	PATHEON PHARMACEUTICALS INC. [or applicable Patheon entity]

RE:

Active Materials annual inventory reconciliation report and calculation of Actual Annual Yield under Section 2.2(a) of the Master Manufacturing Services Agreement dated August 21, 2014 (the “Agreement”)

Reporting quarter:

Active Materials on hand at beginning of Year:		kg	(A)

Active Materials on hand at end of Year:		kg	(B)

Quantity Received during Year:		kg	(C)

Quantity Dispensed(2) during Year: (A + C – B)		kg	(D)

Quantity Converted during Year: (total Active Materials in Products produced and not rejected, recalled or returned)		kg	(E)

Active Materials Credit Value:	$	/kg	(F)

Target Yield:		%	(G)

Actual Annual Yield: ((E/D * 100)		%	(H)

Shortfall: (((G-5) – H)/100) * F * D	$		(I)

(2)  Excludes any (i) Active Materials that must be retained by Patheon as samples, (ii) Active Materials contained in Product that must be retained as samples, (iii) Active Materials used in testing (if applicable), and (iv) Active Materials received or consumed in technical transfer activities or development activities, including, without limitation, any regulatory, stability, validation, or test batches manufactured during the quarter.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Based on the foregoing reimbursement calculation Patheon will reimburse Client the amount of $       .

Capitalized terms used in this report have the meanings giving to the terms in the Agreement.

Date:

PATHEON PHARMACEUTICALS INC.

[or applicable Patheon entity]

Per:
Name:
Title:

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT E

EXAMPLE OF PRICE ADJUSTMENT DUE TO CURRENCY FLUCTUATION

Section 4.2(d)

OANDA — Currency Converter   Currency Tools   Data Services

Historical Exchange Rates: Results

Conversion table:  USD to CAD (Interbank rate)

Time period: 10/01/11 to 09/30/12

Average (365 days): [***] — “set Exchange Rate”

SAMPLE EXCHANGE CALCULATION

Initial Exchange Rate:	[***]	CAD/USD
Set Exchange Rate:	[***]	CAD/USD

Initial Price:	[***]
Revised Price (FX):	[***] (Material price and PPI adjustments)

Calculation

[Revised Price (after FX)] = [Revised Price (Before FX)] X [Initial Exchange Rate] / [Set Exchange Rate]

= [***] X [[***]/[***]]

= [***]